UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01766

Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30 Date of reporting period: October 1, 2017 – September 30, 2018

Item 1: Reports to Shareholders

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisor’s Report.	5
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Trustees Approve Advisory Arrangement.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard Wellesley Income Fund returned 3.28% for Investor Shares and 3.38% for Admiral Shares for the 12 months ended September 30, 2018. It outperformed its benchmark, the Wellesley Income Composite Index, as well as the average return for its mixed-asset target allocation conservative fund peers.

• The fund allocates 60% to 65% of its assets to investment-grade bonds. The fixed income portfolio’s absolute returns were negative but surpassed those of its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index (–1.31%). The advisor’s security selection within industrial bonds, as well as the portfolio’s duration stance and its yield-curve positioning, drove much of the outperformance.

• The fund’s stock portfolio, which represents 35% to 40% of its assets, trailed its benchmark, the FTSE High Dividend Yield Index (+10.75%). The advisor’s selections within consumer staples and energy detracted most from relative performance, while sector allocations were generally positive.

Total Returns: Fiscal Year Ended September 30, 2018
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	3.28%
Admiral™ Shares	3.38
Wellesley Income Composite Index	2.84
Mixed-Asset Target Allocation Conservative Funds Average	2.51

For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2018
Average
Annual Return
Wellesley Income Fund Investor Shares	7.91%
Wellesley Income Composite Index	7.58
Mixed-Asset Target Allocation Conservative Funds Average	5.19
For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.22%	0.15%	0.76%

The fund expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the fund’s expense ratios were 0.23% for Investor Shares and 0.16% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

Advisor’s Report

For the 12 months ended September 30, 2018, Vanguard Wellesley Income Fund returned 3.28% for Investor Shares and 3.38% for the lower-cost Admiral Shares. The composite benchmark, which is weighted 65% Bloomberg Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 2.84%.

The investment environment

The global economy ended 2017 on a strong note, supported by low unemployment rates, high consumer and business confidence, and optimism around tax-law changes. Healthy corporate and economic fundamentals boosted the U.S. equity market. The U.S. Federal Reserve raised interest rates in December and projected at least three more increases in 2018. Shorter-term U.S. Treasury yields rose in anticipation of tax cuts and Fed balance-sheet contraction, but the 30-year yield fell amid a weak inflation outlook.

In February, the U.S. equity markets declined for the first time since late 2015. The sharp correction appeared to be the result of investor concern about inflation and global trade. President Trump imposed tariffs on steel and aluminum and announced further plans to impose tariffs on billions of dollars of goods from China. Treasury yields dipped temporarily in response to trade-war concerns and adverse regulation in the technology sector. As expected, the Fed raised interest rates in March.

By midyear, U.S. equity markets had rebounded, boosted by the positive effects of tax cuts and greater capital expenditures. Nevertheless, we remained wary of the modest acceleration in inflation, slowly rising interest rates, and deceleration in housing affordability. Energy prices rose, which was good news for producers but weighed on consumer sentiment. Fears of a global trade war mounted as President Trump levied additional tariffs on Chinese imports and threatened to impose tariffs on European auto manufacturers. Greater inflationary pressures balanced higher political uncertainty. U.S. investment-grade corporate bonds posted negative excess returns as credit spreads widened. The Fed increased rates again in June, as expected.

As of this writing, the U.S. stock market was in the longest bull market in its history. More than 80% of domestic public companies reported exceeding their most recent earnings forecasts. The Fed presented an upbeat assessment of the economy, downplaying the effects of trade tensions and raising rates for the third time in 2018. U.S. investment-grade corporate credit experienced a mixed third quarter, responding favorably to a strong U.S. economy but also pressured by mounting trade concerns.

For the 12 months, the Standard & Poor’s 500 Index returned 17.91%, the MSCI World Index returned 11.84%, and the MSCI EAFE Index returned 2.74%. Within the United States, growth continued to outperform value, as the Russell 1000 Growth Index returned 26.30% and the Russell 1000 Value Index returned 9.45%. The fund’s equity benchmark, the FTSE High Dividend Yield Index, returned 10.75%.

On the fixed income side, the Bloomberg Barclays U.S. Aggregate Bond Index returned –1.22%. The higher-quality corporate bond market experienced slightly weaker performance, returning –1.31% as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index. The yield of the 10-year U.S. Treasury note closed at 3.06%, up from 2.33% 12 months earlier.

The fund’s successes

The fixed income portfolio outperformed the Bloomberg Barclays U.S. Credit A or Better Bond Index, helped by security selection and duration and yield-curve positioning. Our selection within investment-grade corporate bonds, particularly industrials, drove positive relative performance. Our security selection among taxable municipal bonds and out-of-benchmark allocation to asset-backed securities also helped returns. Our short duration posture remained beneficial.

Within the equity portfolio, our overweight allocations to energy and health care and our underweight allocation to industrials contributed to performance. Security selection among industrials, health care, and information technology also boosted returns. Among individual stocks, our decision to sell out of General Electric, which tumbled more than 30% during the period, was the strongest relative contributor. Our positions in Union-Pacific and Cisco Systems, as well as our avoidance of AT&T, also helped.

The fund’s shortfalls

The fixed income portfolio outperformed its benchmark but produced negative absolute returns. This was not attributable to any particular positioning or security selection but rather to challenges in the broader corporate credit markets as short-term Treasury yields rose, credit spreads widened, and investors grew concerned about global trade.

The stock portfolio underperformed its equity benchmark, pulled down by security selection in consumer staples and energy. Our underweighting of the strong-performing information technology sector weighed on returns. Our holdings in Philip Morris International and British American Tobacco detracted, as did our decision not to own benchmark constituent Boeing. We also eliminated Microsoft at the end of March because of insufficient yield and because the stock reached our target price. Microsoft continued to appreciate after that, which hurt our relative performance, but the index ultimately dropped the company in June.

The fund’s positioning

Broadly speaking, global economic fundamentals continue to look healthy, and we’re seeing strong signs of prosperity translate to corporate performance. Central banks are unwinding accommodative monetary policies, and we anticipate a measured approach to rate normalization. Inflation pressure remains muted for now, but we are watching carefully for any deterioration in data, particularly with unemployment levels in the U.S. at historic lows, as wage growth pressure could push up inflation.

A key topic that remains top of mind is the potential escalation of trade tensions between the United States and the rest of the world. Although there’s been some progress, the overall situation remains in flux and it’s tough to draw definitive conclusions at this stage. The main questions on investors’ minds are how much this could damage global economic growth and whether we’re headed toward an all-out trade war. While the direct cost of trade restrictions announced so far is low, should the situation deteriorate, trade retaliation and the effects of disruption to the global supply chain and inflation could cause financial conditions to tighten meaningfully.

In the fixed income portfolio, we are underweight in duration across the U.S. yield curve, particularly the short end, as we expect the Fed to continue to raise short-term interest rates. While we are underweight in corporate credit relative to the all-credit benchmark, we expect our significant positioning there to benefit from the continued tailwinds from tax reform, deregulation, and fiscal stimulus.

Overall, we feel valuations largely reflect a comfort with synchronized global economic growth and stable credit fundamentals. On an industry basis, the fixed income portfolio maintains an out-of-benchmark allocation to U.S. government bonds, namely Treasury bills. We believe government yields will continue to rise in response to both an increase in Treasury borrowing and a reduction in the Fed’s asset purchases. Within corporate credit, we are overweight utilities and favor financials because of their attractive valuations and high credit quality. We also have a small out-of-benchmark allocation to securitized sectors such as asset-backed securities and mortgages, given their favorable valuations compared with other areas of corporate credit.

On the equity side, solid fundamentals remain in place. Job growth has driven the unemployment rate below 4%, and the strong employment backdrop supported robust retail sales through the summer and has kept consumer confidence near all-time highs. Tax cuts boosted consumer spending and corporate earnings growth, leading to strong business confidence and high levels of capital spending. Inflation ticked up modestly to 2.4%, but it remains near the Fed’s targeted level.

Outside the United States, a weaker macroeconomic backdrop contributed to softer equity markets. In response to the announced tariffs, which may result in increased inflationary pressure and manufacturing dislocations, we are monitoring supply chain impacts in the technology, industrial, and consumer sectors. We are also mindful of the overall impact the tariffs may have on global economic growth.

During the period, the equity portfolio’s net buys were largest within health care and telecommunication services; its net sales were largest within industrials and consumer discretionary. Although we believe that fundamentals within the United States remain constructive in the near term, we did reduce our cyclical exposure over the course of 2018. This reduction was primarily the result of our bottom-up security selection process, but the shift also aligns with our desire to provide the equity portfolio with some downside protection as we move further along in the economic cycle.

We ended the period most overweight in the health care, energy, and utilities sectors and most underweight in consumer discretionary, industrials, and information technology. Notable purchases within the equity portfolio include Comcast, Medtronic, Crown Castle International, Travelers, and Schlumberger. Notable eliminations include VF, Marathon Petroleum, and Altria. We also trimmed our position in Wells Fargo meaningfully because of company-specific risks associated with the multiple investigations into company practices.

John C. Keogh
Senior Managing Director and
Fixed Income Portfolio Manager

Michael E. Stack, CFA
Senior Managing Director and
Fixed Income Portfolio Manager

Loren L. Moran, CFA
Managing Director and
Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

October 10, 2018

Wellesley Income Fund

Fund Profile
As of September 30, 2018

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWINX		VWIAX
Expense Ratio[1]	0.22%		0.15%
30-Day SEC Yield	3.27%		3.34%

Equity and Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	72	399	3,825
Median Market Cap $115.2B		$105.8B	$73.9B
Price/Earnings Ratio	16.6x	16.8x	21.0x
Price/Book Ratio	2.5x	2.5x	3.1x
Return on Equity	13.3%	15.4%	14.9%
Earnings Growth Rate	2.6%	3.4%	8.5%
Dividend Yield	3.0%	3.1%	1.7%
Foreign Holdings	5.9%	0.0%	0.0%
Turnover Rate	36%	—	—
Short-Term Reserves	2.6%	—	—

Fixed Income Characteristics
	Bloomberg
		Barclays	Bloomberg
		Credit	Barclays
	A or Better		Aggregate
	Fund	Index Bond Index
Number of Bonds	1,033	3,264	10,112
Yield to Maturity
(before expenses)	3.7%	3.7%	3.5%
Average Coupon	3.5%	3.5%	3.2%
Average Duration	6.4 years	6.7 years	6.0 years
Average Effective
Maturity	9.3 years	9.7 years	8.4 years

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.97	0.52
Beta	1.05	0.32
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
JPMorgan Chase & Co.	Diversified Banks	4.6%
Johnson & Johnson	Pharmaceuticals	3.5
Cisco Systems Inc.	Communications
	Equipment	3.4
Pfizer Inc.	Pharmaceuticals	3.4
Verizon Communications Integrated
Inc.	Telecommunication
	Services	3.4
Suncor Energy Inc.	Integrated Oil & Gas	2.5
Philip Morris
International Inc.	Tobacco	2.5
Chevron Corp.	Integrated Oil & Gas	2.5
Eli Lilly & Co.	Pharmaceuticals	2.4
Exxon Mobil Corp.	Integrated Oil & Gas	2.2
Top Ten		30.4%
Top Ten as % of Total Net Assets		11.4%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratios were 0.23% for Investor Shares and 0.16% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
Fund
Consumer Discretionary	4.6%
Consumer Staples	12.4
Energy	13.1
Financials	14.6
Health Care	18.1
Industrials	8.3
Information Technology	9.7
Materials	4.5
Real Estate	1.4
Telecommunication Services	4.2
Utilities	9.1

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	3.8%
Commercial Mortgage-Backed	0.6
Finance	29.5
Foreign	5.3
Government Mortgage-Backed	1.8
Industrial	33.4
Treasury/Agency	12.5
Utilities	8.2
Other	4.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	14.6%
Aaa	7.3
Aa	14.2
A	44.2
Baa	19.6
Ba	0.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Wellesley Income Fund*Investor
Shares	3.28%	6.26%	7.91%	$21,401

Wellesley Income Composite Index	2.84	6.21	7.58	20,764

Mixed-Asset Target Allocation
Conservative Funds Average	2.51	3.96	5.19	16,579

Bloomberg Barclays U.S. Aggregate
Bond Index	-1.22	2.16	3.77	14,482
Dow Jones U.S. Total Stock Market
Float Adjusted Index	17.58	13.42	12.05	31,191

For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellesley Income Fund Admiral Shares	3.38%	6.34%	7.99%	$107,800
Wellesley Income Composite Index	2.84	6.21	7.58	103,819
Bloomberg Barclays U.S. Aggregate
Bond Index	-1.22	2.16	3.77	72,412
Dow Jones U.S. Total Stock Market
Float Adjusted Index	17.58	13.42	12.05	155,955

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

Wellesley Income Composite Index
For a benchmark description, see the Glossary.

Wellesley Income Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of September 30, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U. S. Government Securities
	United States Treasury Inflation
	Indexed Bonds	0.750%	7/15/28	328,600	324,893	0.6%
1	United States Treasury Note/Bond	2.250%	2/29/20	788,010	782,588	1.5%
2	United States Treasury Note/Bond	2.125%	12/31/22	520,400	503,570	1.0%
	United States Treasury Note/Bond	2.250%	3/31/20	337,000	334,526	0.6%
	United States Treasury Note/Bond	3.375%	5/15/44	322,125	332,040	0.6%
	United States Treasury Note/Bond	2.250%	11/15/27	302,780	283,429	0.5%
	United States Treasury Note/Bond	1.625%	6/30/20	280,795	275,224	0.5%
	United States Treasury
	Note/Bond	1.250%–3.625%	2/15/20–5/15/48	975,212	943,912	1.8%
	U.S. Government Securities—Other †				171,180	0.3%
					3,951,362	7.4%

Agency Notes †					22,989	0.0%

Conventional Mortgage-Backed Securities
[3,4,5] Fannie Mae Pool	2.500%–4.500%		8/1/27–10/1/48	582,132	570,648	1.1%
	Conventional Mortgage-Backed Securities—Other †				3,195	0.0%
					573,843	1.1%
Nonconventional Mortgage-Backed Securities
§,3,4 Fannie Mae REMICS 3.500%–4.000% 9/25/29–10/25/56				78,827	78,837	0.2%
	Nonconventional Mortgage-Backed Securities—Other †				119,564	0.2%
					198,401	0.4%
Total U.S. Government and Agency Obligations (Cost $4,813,971)					4,746,595	8.9%
§,6Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,220,639) †					1,209,268	2.3%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
Bank One Corp.	7.750%	7/15/25	25,000	29,553	0.1%
4 Goldman Sachs Group
Inc.	2.625%– 6.250%	2/25/21–10/21/45	591,235	594,597	1.1%
4 JPMorgan Chase & Co.	2.550%– 6.300%	4/23/19–11/15/48	648,505	644,351	1.2%
4 Morgan Stanley	2.375%–7.300%	1/24/19–1/27/45	567,155	572,616	1.1%
Wachovia Corp.	6.605%	10/1/25	15,000	16,674	0.0%
Wells Fargo & Co.	2.150%–5.606%	1/30/20–12/7/46	530,230	524,731	1.0%
6 Banking—Other †				5,408,894	10.1%
Brokerage †				25,650	0.0%
Finance Companies †				197,282	0.4%
6 Insurance †				1,203,903	2.3%
6 Other Finance †				48,845	0.2%
6 Real Estate Investment Trusts †				167,959	0.3%
				9,435,055	17.8%
Industrial
6 Basic Industry †				74,712	0.1%
6 Capital Goods †				837,477	1.6%
Communication
Comcast Corp.	2.350%–4.750%	2/1/24–11/1/52	431,771	409,721	0.8%
6 NBCUniversal Enterprise
Inc.	1.974%	4/15/19	84,070	83,697	0.1%
NBCUniversal Media
LLC	4.375%–4.450%	4/1/21–1/15/43	36,639	36,768	0.1%
Verizon Communications
Inc.	3.450%–5.012%	3/15/21–3/15/55	282,461	283,622	0.5%
6 Communication—Other †				711,830	1.3%
6 Consumer Cyclical †				1,341,172	2.5%
Consumer Noncyclical
Johnson & Johnson	2.450%– 6.730%	11/15/23–3/1/26	93,000	90,130	0.2%
Medtronic Inc.	2.500%–4.375%	3/15/20–3/15/35	178,634	178,324	0.3%
Pfizer Inc.	3.000%–4.100%	6/15/23–9/15/38	106,555	104,986	0.2%
Philip Morris
International Inc.	1.875%–4.875%	3/26/20–11/10/44	175,695	170,024	0.3%
Wyeth LLC	5.950%	4/1/37	15,000	18,093	0.0%
6 Consumer Noncyclical—Other †				3,062,125	5.8%
Energy
Chevron Corp.	2.355%–3.191%	12/5/22– 6/24/23	75,750	74,972	0.1%
Suncor Energy Inc.	3.600%–5.950%	12/1/24–12/1/34	32,505	34,196	0.1%
Texaco Capital Inc.	8.625%	4/1/32	25,000	34,868	0.1%
6 Energy—Other †				917,747	1.7%
6 Other Industrial †				159,298	0.3%
Technology
Cisco Systems Inc.	2.500%	9/20/26	15,921	14,724	0.0%
6 Technology—Other †				1,774,567	3.4%
6 Transportation †				239,928	0.5%
				10,652,981	20.0%

Wellesley Income Fund

		Market	Percentage
		Value•	of Net
		($000)	Assets
Utilities
6 Electric †		2,311,448	4.3%
6 Natural Gas †		262,366	0.5%
Other Utility †		46,727	0.1%
		2,620,541	4.9%
Total Corporate Bonds (Cost $23,007,624)		22,708,577	42.7%
[6]Sovereign Bonds (Cost $1,720,335) †		1,688,390	3.2%
Taxable Municipal Bonds (Cost $1,428,933) †		1,572,459	3.0%

	Shares
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	11,662,133	412,956	0.8%
McDonald’s Corp.	1,321,658	221,100	0.4%
Consumer Discretionary—Other †		286,374	0.5%
		920,430	1.7%
Consumer Staples
Philip Morris International Inc.	6,187,171	504,502	1.0%
Unilever NV	7,149,302	397,144	0.8%
Coca-Cola Co.	7,410,851	342,307	0.6%
Procter & Gamble Co.	2,963,537	246,655	0.5%
PepsiCo Inc.	2,034,338	227,439	0.4%
Consumer Staples—Other †		751,531	1.4%
		2,469,578	4.7%
Energy
Suncor Energy Inc.	13,052,243	504,991	1.0%
Chevron Corp.	4,082,926	499,260	0.9%
Exxon Mobil Corp.	5,260,011	447,206	0.8%
^ TransCanada Corp.	6,107,253	247,099	0.5%
Canadian Natural Resources Ltd.	6,599,591	215,543	0.4%
Energy—Other †		703,360	1.3%
		2,617,459	4.9%
Financials
JPMorgan Chase & Co.	8,118,222	916,060	1.7%
Wells Fargo & Co.	7,544,642	396,546	0.8%
MetLife Inc.	7,804,253	364,615	0.7%
Financials—Other †		1,229,136	2.3%
		2,906,357	5.5%
Health Care
Johnson & Johnson	5,109,959	706,043	1.4%
Pfizer Inc.	15,222,727	670,866	1.3%
Eli Lilly & Co.	4,509,809	483,948	0.9%
Merck & Co. Inc.	5,377,406	381,473	0.7%
Medtronic plc	3,835,616	377,310	0.7%
Bristol-Myers Squibb Co.	4,427,504	274,859	0.5%
Novartis AG	3,189,761	274,570	0.5%
Koninklijke Philips NV	4,719,831	215,139	0.4%
Roche Holding AG	886,810	214,444	0.4%
		3,598,652	6.8%

Wellesley Income Fund

				Market	Percentage
				Value•	of Net
			Shares	($000)	Assets
Industrials
Union Pacific Corp.			2,008,628	327,065	0.6%
Eaton Corp. plc			3,649,221	316,497	0.6%
Lockheed Martin Corp.			896,270	310,074	0.6%
Caterpillar Inc.			1,855,166	282,894	0.5%
3M Co.			1,050,759	221,405	0.4%
Industrials—Other †				192,431	0.4%
				1,650,366	3.1%
Information Technology
Cisco Systems Inc.			13,805,946	671,659	1.3%
Intel Corp.			9,067,452	428,800	0.8%
Analog Devices Inc.			3,951,328	365,340	0.7%
QUALCOMM Inc.			3,245,326	233,761	0.4%
Information Technology—Other †				232,608	0.4%
				1,932,168	3.6%
Materials
DowDuPont Inc.			6,932,472	445,827	0.8%
Materials—Other †				458,343	0.9%
				904,170	1.7%
Real Estate
Crown Castle International Corp.			2,490,418	277,258	0.5%

Telecommunication Services
Verizon Communications Inc.			12,535,730	669,282	1.3%
Telecommunication Services—Other †				169,643	0.3%
				838,925	1.6%
Utilities
Dominion Energy Inc.			4,316,311	303,350	0.6%
NextEra Energy Inc.			1,498,423	251,136	0.5%
Eversource Energy			4,053,157	249,026	0.4%
Duke Energy Corp.			2,787,844	223,083	0.4%
Sempra Energy			1,847,207	210,120	0.4%
Utilities—Other †				576,344	1.1%
				1,813,059	3.4%
Total Common Stocks (Cost $14,461,074)				19,928,422	37.5%

		Coupon
Temporary Cash Investments
Money Market Fund
7,8 Vanguard Market Liquidity Fund		2.209%	1,813,594	181,360	0.3%

			Face
		Maturity	Amount
	Coupon	Date	($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 9/28/18, Repurchase
Value $16,403,000, collateralized
by Federal Farm Credit Bank,
2.480%, 10/19/29, with a value
of $16,728,000)	2.270%	10/1/18	16,400	16,400	0.0%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Deutsche Bank Securities, Inc.
(Dated 9/28/18, Repurchase
Value $10,302,000, collateralized
by Federal Farm Credit Bank,
2.035%, 7/9/20, with a value
of $10,506,000)	2.250%	10/1/18	10,300	10,300	0.0%
HSBC Bank USA (Dated 9/28/18,
Repurchase Value $85,516,000,
collateralized by U. S. Treasury
Bill 0.000%, 11/1/18–11/8/18,
and U.S. Treasury Note/Bond,
2.125%, 5/15/25, with a value
of $87,210,000)	2.230%	10/1/18	85,500	85,500	0.2%
HSBC Bank USA (Dated 9/28/18,
Repurchase Value $20,504,000,
collateralized by Federal Home
Loan Mortgage Corp., 3.000%–
6.000%, 1/1/23–9/1/48, and
Federal National Mortgage Assn.,
5.000%–5.500%, 3/1/33–3/1/41,
with a value of $20,910,000)	2.240%	10/1/18	20,500	20,500	0.1%
JP Morgan Securities LLC
(Dated 9/28/18, Repurchase
Value $165,131,000, collateralized
by U. S. Treasury Note/Bond,
1.625%, 5/15/26, with a value
of $168,402,000)	2.220%	10/1/18	165,100	165,100	0.3%
Natixis (Dated 9/28/18,
Repurchase Value $175,033,000,
collateralized by U. S. Treasury
Note/Bond, 1.500%–3.375%,
7/31/20–4/15/32, with a value
of $178,500,000)	2.230%	10/1/18	175,000	175,000	0.3%
Nomura International plc
(Dated 9/28/18, Repurchase
Value $70,013,000, collateralized
by U. S. Treasury Note/Bond,
1.625%–3.125%, 5/31/25–
11/15/41, with a value of
$71,400,000)	2.250%	10/1/18	70,000	70,000	0.1%
RBC Capital Markets LLC
(Dated 9/28/18, Repurchase
Value $17,103,000, collateralized
by Federal Home Loan Mortgage
Corp., 4.000%, 9/1/48, and
Federal National Mortgage Assn.,
2.360%–3.040%, 12/1/22–
11/1/26, with a value of
$17,443,000)	2.230%	10/1/18	17,100	17,100	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
RBS Securities, Inc.
(Dated 9/28/18, Repurchase
Value $272,351,000, collateralized
by U. S. Treasury Note/Bond
3.375%, 11/15/19, with a value
of $277,746,000)	2.240%	10/1/18	272,300	272,300	0.5%
				832,200	1.6%
U. S. Government and Agency Obligations
United States Treasury
Bill	1.972%–1.973%	10/25/18	198,100	197,824	0.4%
United States Treasury
Bill	2.545%–2.548%	9/12/19	353,000	344,553	0.6%
				542,377	1.0%
Total Temporary Cash Investments (Cost $1,555,973)				1,555,937	2.9%
Total Investments (Cost $48,208,549)				53,409,648	100.5%

	Amount
	($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	2,717
Receivables for Investment Securities Sold	115,353
Receivables for Accrued Income	312,724
Receivables for Capital Shares Issued	20,426
Variation Margin Receivable—Futures Contracts	1,149
Unrealized Appreciation—Forward Currency Contracts	2,633
Other Assets	10,952
Total Other Assets	465,954	0.9%
Liabilities
Payables for Investment Securities Purchased	(455,792)
Collateral for Securities on Loan	(181,351)
Payables to Investment Advisor	(7,752)
Payables for Capital Shares Redeemed	(33,809)
Payables for Distributions	(1)
Payables to Vanguard	(40,425)
Variation Margin Payable—Futures Contracts	(454)
Unrealized Depreciation—Forward Currency Contracts	(162)
Other Liabilities	(1,874)
Total Liabilities	(721,620)	(1.4%)
Net Assets	53,153,982	100.0%

Wellesley Income Fund

Amount
($000)
Paid-in Capital	45,936,605
Undistributed Net Investment Income	9,743
Accumulated Net Realized Gains	1,989,520
Unrealized Appreciation (Depreciation)
Investment Securities	5,201,099
Futures Contracts	14,676
Forward Currency Contracts	2,471
Foreign Currencies	(132)
Net Assets	53,153,982

Investor Shares—Net Assets
Applicable to 469,044,106 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,397,630
Net Asset Value Per Share—Investor Shares	$26.43

Admiral Shares—Net Assets
Applicable to 636,542,622 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	40,756,352
Net Asset Value Per Share—Admiral Shares	$64.03

At September 30, 2018, net assets consisted of:

• See Note A in Notes to Financial Statements.

§ Security value determined using significant unobservable inputs.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $172,277,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Securities with a value of $808,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions. 2 Securities with a value of $13,720,000 have been segregated as initial margin for open futures contracts.

3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2018.

6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate value of these securities was $5,980,511,000, representing 11.3% of net assets.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

8 Includes $181,351,000 of collateral received for securities on loan.

REMICS—Real Estate Mortgage Investment Conduits.

Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2018	9,060	1,019,038	(7,299)

Short Futures Contracts
2-Year U.S. Treasury Note	December 2018	(4,437)	(935,029)	2,487
10-Year U.S. Treasury Note	December 2018	(7,861)	(933,739)	9,179
Ultra Long U.S. Treasury Bond	December 2018	(1,902)	(293,443)	10,309
				21,975
				14,676

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan Chase Bank, N.A.	1/9/19	USD	163,834	JPY	18,440,450	106
Citibank, N.A.	10/29/18	USD	82,886	JPY	9,150,000	2,180
J.P. Morgan Chase Bank, N.A.	10/29/18	USD	41,050	JPY	4,627,000	238
Citibank, N.A.	10/22/18	USD	37,725	CAD	48,700	2
UBS AG	10/10/18	USD	25,750	CAD	33,460	(161)
Citibank, N.A.	10/22/18	USD	18,860	CAD	24,350	(1)
Citibank, N.A.	10/19/18	USD	18,834	CAD	24,300	12
Goldman Sachs International	10/16/18	USD	18,826	CAD	24,300	7
Credit Suisse International	10/17/18	USD	18,826	CAD	24,300	6
Barclays Bank plc	10/15/18	USD	18,824	CAD	24,300	5
Goldman Sachs International	10/15/18	USD	12,942	JPY	1,460,000	77
						2,471
CAD—Canadian dollar.
JPY—Japanese yen.
USD—U.S. dollar.

At September 30, 2018, a counterparty had deposited in a segregated account securities with a value of $1,825,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Dividends[1]	616,713
Interest	1,098,088
Securities Lending—Net	1,446
Total Income	1,716,247
Expenses
Investment Advisory Fees—Note B
Basic Fee	29,260
Performance Adjustment	2,529
The Vanguard Group—Note C
Management and Administrative—Investor Shares	19,949
Management and Administrative—Admiral Shares	37,800
Marketing and Distribution—Investor Shares	2,244
Marketing and Distribution—Admiral Shares	2,402
Custodian Fees	268
Auditing Fees	33
Shareholders’ Reports and Proxy—Investor Shares	348
Shareholders’ Reports and Proxy—Admiral Shares	442
Trustees’ Fees and Expenses	84
Total Expenses	95,359
Net Investment Income	1,620,888
Realized Net Gain (Loss)
Investment Securities Sold [2]	2,382,165
Futures Contracts	80,739
Forward Currency Contracts	(4,427)
Foreign Currencies	5,313
Realized Net Gain (Loss)	2,463,790
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	(2,323,374)
Futures Contracts	4,797
Forward Currency Contracts	(897)
Foreign Currencies	(844)
Change in Unrealized Appreciation (Depreciation)	(2,320,318)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,764,360

1 Dividends are net of foreign withholding taxes of $13,872,000.

2 Realized net gain (loss) and change in unrealized appreciation (depreciation) from an affiliated company of the fund were ($54,000) and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,620,888	1,541,537
Realized Net Gain (Loss)	2,463,790	734,142
Change in Unrealized Appreciation (Depreciation)	(2,320,318)	888,957
Net Increase (Decrease) in Net Assets Resulting from Operations	1,764,360	3,164,636
Distributions
Net Investment Income
Investor Shares	(389,576)	(420,839)
Admiral Shares	(1,236,857)	(1,142,767)
Realized Capital Gain[1]
Investor Shares	(158,569)	(144,472)
Admiral Shares	(472,158)	(370,403)
Total Distributions	(2,257,160)	(2,078,481)
Capital Share Transactions
Investor Shares	(1,702,663)	(241,853)
Admiral Shares	1,154,836	3,497,807
Net Increase (Decrease) from Capital Share Transactions	(547,827)	3,255,954
Total Increase (Decrease)	(1,040,627)	4,342,109
Net Assets
Beginning of Period	54,194,609	49,852,500
End of Period[2]	53,153,982	54,194,609
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $50,213,000 and $18,019,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,743,000 and $1,334,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.66	$26.13	$24.71	$25.65	$24.82
Investment Operations
Net Investment Income	.779[1]	.769[1]	.761	.760	.811
Net Realized and Unrealized Gain (Loss)
on Investments	.086	.810	2.014	(.487)	1.491
Total from Investment Operations	.865	1.579	2.775	.273	2.302
Distributions
Dividends from Net Investment Income	(.786)	(.780)	(.746)	(.761)	(.793)
Distributions from Realized Capital Gains	(.309)	(.269)	(.609)	(.452)	(.679)
Total Distributions	(1.095)	(1.049)	(1.355)	(1.213)	(1.472)
Net Asset Value, End of Period	$26.43	$26.66	$26.13	$24.71	$25.65

Total Return[2]	3.28%	6.22%	11.58%	1.03%	9.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,398	$14,220	$14,175	$11,617	$11,830
Ratio of Total Expenses to Average Net Assets[3]	0.23%	0.22%	0.22%	0.23%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.93%	2.95%	3.02%	2.96%	3.19%
Portfolio Turnover Rate[4]	36%	22%	31%	59%	109%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.00%), 0.00%, 0.00%, and 0.01%.
4 Includes 4%, 1%, 15%, 18%, and 23% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$64.57	$63.30	$59.87	$62.14	$60.12
Investment Operations
Net Investment Income	1. 934[1]	1.908[1]	1.887	1.884	2.010
Net Realized and Unrealized Gain (Loss)
on Investments	.226	1.945	4.868	(1.171)	3.623
Total from Investment Operations	2.160	3.853	6.755	.713	5.633
Distributions
Dividends from Net Investment Income	(1.951)	(1.932)	(1.850)	(1.888)	(1.967)
Distributions from Realized Capital Gains	(.749)	(.651)	(1.475)	(1.095)	(1.646)
Total Distributions	(2.700)	(2.583)	(3.325)	(2.983)	(3.613)
Net Asset Value, End of Period	$64.03	$64.57	$63.30	$59.87	$62.14

Total Return[2]	3.38%	6.27%	11.64%	1.11%	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40,756	$39,974	$35,678	$28,083	$27,156
Ratio of Total Expenses to Average Net Assets[3]	0.16%	0.15%	0.15%	0.16%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.00%	3.02%	3.09%	3.03%	3.26%
Portfolio Turnover Rate[4]	36%	22%	31%	59%	109%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.00%), 0.00%, 0.00%, and 0.01%.

4 Includes 4%, 1%, 15%, 18%, and 23% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes

Wellesley Income Fund

in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Wellesley Income Fund

During the year ended September 30, 2018, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements

Wellesley Income Fund

with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

Wellesley Income Fund

12. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Bloomberg Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the year ended September 30, 2018, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $2,529,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $2,717,000, representing 0.01% of the fund’s net assets and 1.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Wellesley Income Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,702,665	43,930
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,204,002	5,266
Corporate Bonds	—	22,708,577	—
Sovereign Bonds	—	1,688,390	—
Taxable Municipal Bonds	—	1,572,459	—
Common Stocks	18,629,861	1,298,561	—
Temporary Cash Investments	181,360	1,374,577	—
Futures Contracts—Assets[1]	1,149	—	—
Futures Contracts—Liabilities[1]	(454)	—	—
Forward Currency Contracts—Assets	—	2,633	—
Forward Currency Contracts—Liabilities	—	(162)	—
Total	18,811,916	34,551,702	49,196
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	1,149	—	1,149
Unrealized Appreciation—Forward Currency Contracts	—	2,633	2,633
Total Assets	1,149	2,633	3,782

Variation Margin Payable—Futures Contracts	(454)	—	(454)
Unrealized Depreciation—Forward Currency Contracts	—	(162)	(162)
Total Liabilities	(454)	(162)	(616)

Wellesley Income Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2018, were:

	Interest Rate	Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	80,739	—	80,739
Forward Currency Contracts	—	(4,427)	(4,427)
Realized Net Gain (Loss) on Derivatives	80,739	(4,427)	76,312

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	4,797	—	4,797
Forward Currency Contracts	—	(897)	(897)
Change in Unrealized Appreciation (Depreciation)
on Derivatives	4,797	(897)	3,900

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	211,701
Undistributed (Overdistributed) Net Investment Income	13,954
Accumulated Net Realized Gains (Losses)	(225,655)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles, and the realization of unrealized gains or losses on certain futures contracts and forward currency contracts. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	36,545
Undistributed Long-Term Gains	2,048,926
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	5,169,440

Wellesley Income Fund

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	48,240,076
Gross Unrealized Appreciation	6,012,801
Gross Unrealized Depreciation	(843,229)
Net Unrealized Appreciation (Depreciation)	5,169,572

G. During the year ended September 30, 2018, the fund purchased $10,955,688,000 of investment securities and sold $12,429,532,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $7,816,946,000 and $7,622,393,000, respectively.

H. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,106,829	78,984	3,085,240	118,728
Issued in Lieu of Cash Distributions	504,998	18,982	522,732	20,191
Redeemed	(4,314,490)	(162,392)	(3,849,825)	(147,877)
Net Increase (Decrease)—Investor Shares	(1,702,663)	(64,426)	(241,853)	(8,958)
Admiral Shares
Issued	6,483,472	100,463	7,345,886	116,509
Issued in Lieu of Cash Distributions	1,500,891	23,296	1,331,117	21,212
Redeemed	(6,829,527)	(106,266)	(5,179,196)	(82,287)
Net Increase (Decrease)—Admiral Shares	1,154,836	17,493	3,497,807	55,434

I. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Wellesley Income Fund (the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $791,847,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $599,033,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 32.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares
Periods Ended September 30, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	3.28%	6.26%	7.91%
Returns After Taxes on Distributions	1.93	4.66	6.46
Returns After Taxes on Distributions and Sale of Fund Shares	2.28	4.38	5.90

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,027.03	$1.17
Admiral Shares	1,000.00	1,027.63	0.81
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.92	$1.17
Admiral Shares	1,000.00	1,024.27	0.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The fund seeks long-term growth of income, a high and sustainable level of current income, and moderate long-term capital appreciation by investing in high-quality bonds and stocks. Asset allocation changes are made gradually in response to changes in relative valuations between asset classes. For the equity portion of the fund, Wellington Management seeks to invest in large-capitalization companies with an attractive dividend yield relative to the market, below-average valuations, and stable or improving businesses. For the fixed income portion, the advisor utilizes fundamental research to invest in investment-grade debt. Wellington Management has advised the fund since its inception in 1970.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Bloomberg Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Wellesley Income Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Wellesley Income Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Wellesley Income Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Wellesley Income Fund or the owners of the Wellesley Income Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Wellesley Income Fund. Investors acquire the Wellesley Income Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Wellesley Income Fund. The Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Wellesley Income Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Wellesley Income Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellesley Income Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Wellesley Income Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Wellesley Income Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Wellesley Income Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Wellesley Income Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR

TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE WELLESLEY INCOME FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2018: $33,000
Fiscal Year Ended September 30, 2017: $35,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2018: $9,734,277
Fiscal Year Ended September 30, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2018: $5,581,336
Fiscal Year Ended September 30, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2018: $347,985
Fiscal Year Ended September 30, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2018: $0
Fiscal Year Ended September 30, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2018: $347,985
Fiscal Year Ended September 30, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (8.9%)
U.S. Government Securities (7.4%)
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	328,600	324,893
	United States Treasury Note/Bond	1.375%	2/15/20	15,725	15,438
1	United States Treasury Note/Bond	2.250%	2/29/20	788,010	782,588
	United States Treasury Note/Bond	2.250%	3/31/20	337,000	334,526
	United States Treasury Note/Bond	1.625%	6/30/20	280,795	275,224
	United States Treasury Note/Bond	1.250%	3/31/21	43,000	41,347
2	United States Treasury Note/Bond	2.125%	12/31/22	520,400	503,570
	United States Treasury Note/Bond	2.500%	3/31/23	65,000	63,801
	United States Treasury Note/Bond	2.625%	6/30/23	203,585	200,723
	United States Treasury Note/Bond	2.000%	2/15/25	160,450	151,149
	United States Treasury Note/Bond	2.000%	8/15/25	19,780	18,541
	United States Treasury Note/Bond	2.250%	11/15/27	302,780	283,429
	United States Treasury Note/Bond	2.750%	2/15/28	67,280	65,619
	United States Treasury Note/Bond	2.875%	5/15/28	48,985	48,250
	United States Treasury Note/Bond	2.875%	5/15/43	203,565	192,402
	United States Treasury Note/Bond	3.625%	2/15/44	63,950	68,677
	United States Treasury Note/Bond	3.375%	5/15/44	322,125	332,040
	United States Treasury Note/Bond	2.875%	11/15/46	27,995	26,320
	United States Treasury Note/Bond	2.750%	8/15/47	40,000	36,619
	United States Treasury Note/Bond	2.750%	11/15/47	8,142	7,452
	United States Treasury Note/Bond	3.000%	2/15/48	3,090	2,973
	United States Treasury Note/Bond	3.125%	5/15/48	4,665	4,601
	United States Treasury Strip Principal	0.000%	5/15/47	179,000	71,879
	United States Treasury Strip Principal	0.000%	8/15/47	249,325	99,301
					3,951,362
Agency Notes (0.0%)
3	Tennessee Valley Authority	4.625%	9/15/60	19,800	22,989

Conventional Mortgage-Backed Securities (1.1%)
4,5	Fannie Mae Pool	2.500%	8/1/27–10/1/28	5,339	5,166
4,5	Fannie Mae Pool	3.000%	10/1/46	85,810	82,137
4,5,6	Fannie Mae Pool	3.500%	12/1/47–10/1/48	490,983	483,345
4,5	Freddie Mac Gold Pool	4.000%	7/1/33	4	4
4	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	37	42
4	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	2,908	3,149
					573,843
Nonconventional Mortgage-Backed Securities (0.4%)
§,4,5	Fannie Mae REMICS	3.500%	4/25/31–10/25/56	65,626	65,348
4,5	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	13,489
4,5	Freddie Mac REMICS	3.000%	5/15/46	40,972	40,155
4,5	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,118
4,5	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	73,405	75,291

					198,401

Total U.S. Government and Agency Obligations (Cost $4,813,971)					4,746,595
Asset-Backed/Commercial Mortgage-Backed Securities (2.3%)
4,7	American Express Credit Account Master Trust	2.950%	3/15/23	51,000	50,551
7	American Tower Trust I	3.070%	3/15/23	32,900	32,102
4	AmeriCredit Automobile Receivables Trust 2016-3	2.240%	4/8/22	12,670	12,486
4,7,8	Apidos CLO XVII	3.646%	4/17/26	25,531	25,538
4,7,8	Ares XXIX CLO Ltd.	3.526%	4/17/26	27,133	27,136
4,7,8	Atlas Senior Loan Fund X Ltd.	3.429%	1/15/31	7,405	7,365
4,7,8	Avery Point IV CLO Ltd.	3.435%	4/25/26	31,602	31,600
4,7,8	Babson CLO Ltd. 2014-I	3.498%	7/20/25	4,555	4,555
7	Bank of Montreal	2.500%	1/11/22	122,300	119,197
4,7,9	CARDS II Trust	2.528%	4/18/22	18,300	18,311
4	CarMax Auto Owner Trust	2.300%	5/15/19	6,471	6,471
4,7,8	Cent CLO 20 Ltd.	3.435%	1/25/26	35,181	35,179
4,7,8	Cent CLO 22 Ltd.	3.753%	11/7/26	29,995	30,021
4,7	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	45,725	45,556

1

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Chesapeake Funding II LLC 2018-2A	1.990%	5/15/29	7,732	7,655
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	15,887
7	DNB Boligkreditt AS	2.500%	3/28/22	24,355	23,674
4,7	Enterprise Fleet Financing LLC	2.150%	3/20/19	11,196	11,188
4,7	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	4,924	4,895
4,7	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	30,060	29,983
4,7	Exeter Automobile Receivables Trust 2018-3	2.900%	1/18/22	12,153	12,147
4	Ford Credit Auto Lease Trust 2018-A	2.300%	5/15/19	10,151	10,152
4,7	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	10,250	10,098
4	GM Financial Consumer Automobile Receivables Trust	2.300%	4/16/19	2,403	2,404
4,7	Golden Credit Card Trust	1.980%	4/15/22	10,000	9,825
4,7	Hyundai Auto Lease Securitization Trust 2018-A	1.950%	3/15/19	84	84
4,7	Hyundai Auto Lease Securitization Trust 2018-A	2.550%	8/17/20	21,310	21,280
4	John Deere Owner Trust 2018	1.950%	3/15/19	7,748	7,745
4,7,8	Madison Park Funding XII Ltd.	3.607%	7/20/26	29,853	29,860
4,7,8	Madison Park Funding XIII Ltd.	3.292%	4/19/30	34,150	34,101
4,7,9	Master Credit Card Trust II Series 2018-1A	2.672%	7/22/24	36,965	36,877
4,7,9	Mercedes-Benz Master Owner Trust 2016-B	2.858%	5/17/21	13,575	13,615
7	National Australia Bank Ltd.	2.400%	12/7/21	75,600	73,309
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	23,628
4,7	OneMain Direct Auto Receivables Trust	3.430%	12/16/24	35,475	35,430
4,7	OneMain Direct Auto Receivables Trust 2017-2	2.310%	12/14/21	27,630	27,478
4,7	OneMain Financial Issuance Trust 2016-1A	3.660%	2/20/29	12,215	12,253
4,7	OneMain Financial Issuance Trust 2016-2	4.100%	3/20/28	10,528	10,584
4,7	OneMain Financial Issuance Trust 2017-1	2.370%	9/14/32	12,784	12,539
§,4,7	Prestige Auto Receivables Trust	2.528%	10/15/19	5,266	5,266
4	Santander Drive Auto Receivables Trust 2018-2	2.350%	4/15/19	515	515
4,7	Securitized Term Auto Receivables Trust 2018-1	2.400%	4/25/19	10,520	10,521
4,7,8	Seneca Park CLO Ltd. 2014-1	3.456%	7/17/26	21,705	21,705
4,7,10 SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/43	22,000	20,886
4,7	Sofi Consumer Loan Program 2018-2 Trust	2.930%	4/26/27	20,055	20,012
4,7	Springleaf Funding Trust	3.160%	11/15/24	18,191	18,193
4,7	Springleaf Funding Trust 2015-B	3.480%	5/15/28	19,420	19,391
4,7,8	Symphony CLO XIV Ltd.	3.619%	7/14/26	36,945	36,953
4,7,8	Thacher Park CLO Ltd.	3.508%	10/20/26	16,115	16,124
7	Toronto-Dominion Bank	2.500%	1/18/22	77,500	75,429
4	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	6,776
4,7	Vantage Data Centers Issuer, LLC 2018-1A	4.072%	2/16/43	18,059	18,109
4,7,8	Voya CLO 2014-1 Ltd.	3.323%	4/18/31	16,725	16,629

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,220,639)					1,209,268

Corporate Bonds (42.7%)
Finance (17.8%)
	Banking (14.6%)
7	ABN AMRO Bank NV	2.450%	6/4/20	20,406	20,095
	American Express Credit Corp.	2.250%	8/15/19	24,000	23,842
	American Express Credit Corp.	2.700%	3/3/22	83,055	80,757
	Banco Santander SA	3.125%	2/23/23	28,600	27,118
	Banco Santander SA	3.848%	4/12/23	17,000	16,607
	Bank of America Corp.	3.300%	1/11/23	18,875	18,611
4	Bank of America Corp.	2.816%	7/21/23	60,600	58,515
	Bank of America Corp.	4.100%	7/24/23	47,670	48,448
	Bank of America Corp.	3.004%	12/20/23	42,652	41,265
	Bank of America Corp.	4.125%	1/22/24	7,500	7,621
	Bank of America Corp.	4.000%	1/22/25	26,225	25,887
4	Bank of America Corp.	3.593%	7/21/28	37,995	36,166
	Bank of America Corp.	3.419%	12/20/28	48,603	45,605
4	Bank of America Corp.	4.271%	7/23/29	72,640	72,275
	Bank of America Corp.	6.110%	1/29/37	30,000	34,564
	Bank of America Corp.	5.875%	2/7/42	8,770	10,336
	Bank of America Corp.	5.000%	1/21/44	24,180	25,777
	Bank of Montreal	2.375%	1/25/19	29,000	28,978

2

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of Montreal	3.100%	4/13/21	46,940	46,794
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	50,299
	Bank of New York Mellon Corp.	2.150%	2/24/20	49,755	49,215
	Bank of New York Mellon Corp.	2.200%	8/16/23	32,698	30,647
8	Bank of New York Mellon Corp.	3.389%	10/30/23	43,060	43,876
	Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	21,757
11	Bank of Nova Scotia	0.000%	10/17/18	24,300	18,799
11	Bank of Nova Scotia	0.000%	10/17/18	24,300	18,798
11	Bank of Nova Scotia	0.000%	10/17/18	24,300	18,798
11	Bank of Nova Scotia	0.000%	10/19/18	24,300	18,796
	Bank of Nova Scotia	2.450%	3/22/21	39,905	39,010
	Bank of Nova Scotia	2.800%	7/21/21	58,100	57,154
	Bank One Corp.	7.750%	7/15/25	25,000	29,553
7	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	37,820	37,192
	Barclays Bank plc	5.140%	10/14/20	7,935	8,127
8	Barclays plc	3.695%	5/16/24	36,710	36,444
	BB&T Corp.	5.250%	11/1/19	19,000	19,445
	BB&T Corp.	3.200%	9/3/21	25,210	25,102
	BB&T Corp.	3.700%	6/5/25	48,000	47,712
	BNP Paribas SA	2.400%	12/12/18	11,000	10,999
7	BNP Paribas SA	2.950%	5/23/22	4,365	4,216
	BNP Paribas SA	3.250%	3/3/23	4,190	4,109
7	BNP Paribas SA	3.800%	1/10/24	76,490	74,890
7	BNP Paribas SA	3.375%	1/9/25	61,070	57,783
7	BNP Paribas SA	3.500%	11/16/27	82,370	75,657
7	BNP Paribas SA	4.400%	8/14/28	57,800	56,602
	BPCE SA	2.500%	12/10/18	15,570	15,569
	BPCE SA	2.500%	7/15/19	42,100	41,978
7	BPCE SA	5.700%	10/22/23	10,670	11,117
	BPCE SA	4.000%	4/15/24	25,885	26,043
7	BPCE SA	5.150%	7/21/24	37,185	37,767
7	BPCE SA	3.500%	10/23/27	64,900	58,966
	Branch Banking & Trust Co.	2.625%	1/15/22	61,500	59,944
8	Canadian Imperial Bank of Commerce	3.054%	6/16/22	57,790	58,295
	Capital One Financial Corp.	2.500%	5/12/20	27,000	26,659
	Capital One Financial Corp.	4.750%	7/15/21	36,165	37,372
	Capital One Financial Corp.	3.750%	4/24/24	60,945	59,877
	Capital One Financial Corp.	3.200%	2/5/25	9,055	8,529
	Citibank NA	3.050%	5/1/20	67,750	67,583
	Citigroup Inc.	2.550%	4/8/19	30,000	29,998
	Citigroup Inc.	2.500%	7/29/19	29,565	29,476
	Citigroup Inc.	2.400%	2/18/20	87,550	86,646
	Citigroup Inc.	4.500%	1/14/22	30,140	30,948
	Citigroup Inc.	4.125%	7/25/28	45,085	43,532
4	Citigroup Inc.	3.520%	10/27/28	72,260	67,939
	Citigroup Inc.	6.625%	6/15/32	9,000	10,621
4	Citigroup Inc.	3.878%	1/24/39	37,225	34,225
	Citigroup Inc.	8.125%	7/15/39	1,883	2,708
	Citigroup Inc.	5.875%	1/30/42	7,460	8,662
	Citigroup Inc.	5.300%	5/6/44	12,142	12,705
	Citigroup Inc.	4.750%	5/18/46	15,410	15,068
	Citigroup Inc.	4.650%	7/23/48	40,465	41,006
	Commonwealth Bank of Australia	2.300%	3/12/20	21,255	20,948
	Compass Bank	2.750%	9/29/19	12,250	12,218
	Cooperatieve Rabobank UA	2.250%	1/14/19	44,660	44,620
7	Credit Agricole SA	2.500%	4/15/19	45,420	45,340
7,8	Credit Agricole SA	3.362%	4/24/23	16,500	16,520
7	Credit Agricole SA	3.750%	4/24/23	31,690	31,082
7	Credit Agricole SA	3.250%	10/4/24	30,590	28,757
	Credit Suisse AG	2.300%	5/28/19	18,975	18,917
	Credit Suisse AG	5.300%	8/13/19	9,000	9,166
	Credit Suisse AG	3.000%	10/29/21	53,710	52,916
	Credit Suisse AG	3.625%	9/9/24	3,955	3,899
7	Credit Suisse Group AG	3.574%	1/9/23	40,835	39,990

3

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7,8	Credit Suisse Group AG	3.574%	6/12/24	24,825	24,886
4,7	Credit Suisse Group AG	4.207%	6/12/24	12,285	12,243
4,7	Credit Suisse Group AG	3.869%	1/12/29	11,050	10,370
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	25,000	24,796
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	45,685	45,409
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	57,400	55,241
7	Danske Bank A/S	2.000%	9/8/21	41,970	39,698
7	Danske Bank A/S	3.875%	9/12/23	45,515	44,688
	Deutsche Bank AG	2.500%	2/13/19	12,005	11,978
	Deutsche Bank AG	2.700%	7/13/20	24,575	24,021
	Deutsche Bank AG	3.150%	1/22/21	51,760	50,450
	Deutsche Bank AG	4.250%	10/14/21	45,940	45,768
7	DNB Bank ASA	2.375%	6/2/21	42,450	41,166
	Fifth Third Bank	2.875%	10/1/21	8,780	8,615
	Fifth Third Bank	3.850%	3/15/26	29,295	28,546
	Goldman Sachs Group Inc.	2.875%	2/25/21	25,990	25,631
	Goldman Sachs Group Inc.	2.625%	4/25/21	9,270	9,072
	Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	73,372
	Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	71,372
4	Goldman Sachs Group Inc.	2.876%	10/31/22	65,405	63,782
	Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,675
	Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	16,141
4	Goldman Sachs Group Inc.	3.272%	9/29/25	44,260	42,296
	Goldman Sachs Group Inc.	4.250%	10/21/25	13,000	12,872
	Goldman Sachs Group Inc.	3.500%	11/16/26	48,000	45,567
	Goldman Sachs Group Inc.	3.850%	1/26/27	36,525	35,524
4	Goldman Sachs Group Inc.	3.691%	6/5/28	14,525	13,805
4	Goldman Sachs Group Inc.	3.814%	4/23/29	46,055	43,814
4	Goldman Sachs Group Inc.	4.223%	5/1/29	54,990	54,176
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	43,144
	Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	20,284
	Goldman Sachs Group Inc.	4.750%	10/21/45	15,895	16,070
7	HSBC Bank plc	4.750%	1/19/21	42,960	44,131
	HSBC Bank USA NA	5.875%	11/1/34	21,000	23,769
	HSBC Holdings plc	3.400%	3/8/21	50,000	49,868
	HSBC Holdings plc	4.000%	3/30/22	10,870	10,988
4	HSBC Holdings plc	3.262%	3/13/23	25,625	25,084
	HSBC Holdings plc	3.600%	5/25/23	56,130	55,545
8	HSBC Holdings plc	3.322%	5/18/24	26,495	26,423
	HSBC Holdings plc	3.900%	5/25/26	7,915	7,658
4	HSBC Holdings plc	4.041%	3/13/28	27,520	26,514
4	HSBC Holdings plc	4.583%	6/19/29	40,190	40,185
	HSBC Holdings plc	7.625%	5/17/32	15,800	19,694
	HSBC Holdings plc	6.500%	5/2/36	22,000	25,920
	HSBC Holdings plc	6.100%	1/14/42	43,680	52,080
	HSBC Holdings plc	5.250%	3/14/44	5,795	6,021
	HSBC USA Inc.	2.350%	3/5/20	93,430	92,408
	HSBC USA Inc.	3.500%	6/23/24	18,355	17,902
	Huntington Bancshares Inc.	3.150%	3/14/21	26,950	26,705
	Huntington National Bank	2.200%	4/1/19	17,850	17,809
	Huntington National Bank	2.400%	4/1/20	36,530	36,043
	ING Groep NV	3.150%	3/29/22	13,170	12,852
	ING Groep NV	3.950%	3/29/27	33,605	32,304
12	Japan Treasury Discount Bill	0.000%	1/9/19	18,440,450	163,338
	JPMorgan Chase & Co.	6.300%	4/23/19	68,310	69,663
	JPMorgan Chase & Co.	2.550%	3/1/21	26,000	25,525
	JPMorgan Chase & Co.	4.625%	5/10/21	14,000	14,438
	JPMorgan Chase & Co.	4.350%	8/15/21	33,285	34,104
	JPMorgan Chase & Co.	4.500%	1/24/22	18,260	18,822
	JPMorgan Chase & Co.	3.250%	9/23/22	22,380	22,186
	JPMorgan Chase & Co.	3.375%	5/1/23	36,370	35,597
	JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,275
	JPMorgan Chase & Co.	3.900%	7/15/25	11,560	11,536
	JPMorgan Chase & Co.	3.300%	4/1/26	26,730	25,606

4

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	2.950%	10/1/26	75,000	69,588
	JPMorgan Chase & Co.	4.125%	12/15/26	24,400	24,133
	JPMorgan Chase & Co.	4.250%	10/1/27	9,275	9,204
	JPMorgan Chase & Co.	5.600%	7/15/41	70,000	80,277
	JPMorgan Chase & Co.	5.400%	1/6/42	16,235	18,184
	JPMorgan Chase & Co.	5.625%	8/16/43	13,500	15,240
	JPMorgan Chase & Co.	4.950%	6/1/45	12,000	12,552
4	JPMorgan Chase & Co.	3.964%	11/15/48	160,000	146,421
	KeyBank NA	2.350%	3/8/19	30,000	29,968
7	Macquarie Bank Ltd.	2.400%	1/21/20	10,195	10,086
4,7	Macquarie Group Ltd.	4.150%	3/27/24	50,725	50,281
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,540	14,352
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	19,124
	Morgan Stanley	2.500%	1/24/19	43,200	43,177
	Morgan Stanley	7.300%	5/13/19	53,955	55,410
	Morgan Stanley	2.375%	7/23/19	35,000	34,859
	Morgan Stanley	5.500%	7/24/20	15,000	15,561
	Morgan Stanley	5.750%	1/25/21	13,900	14,604
	Morgan Stanley	2.500%	4/21/21	30,630	29,902
	Morgan Stanley	2.625%	11/17/21	30,200	29,362
	Morgan Stanley	2.750%	5/19/22	63,830	61,881
	Morgan Stanley	3.750%	2/25/23	23,000	22,995
	Morgan Stanley	3.875%	4/29/24	22,050	21,951
	Morgan Stanley	4.000%	7/23/25	20,805	20,640
	Morgan Stanley	3.125%	7/27/26	36,950	34,409
	Morgan Stanley	4.350%	9/8/26	15,000	14,877
	Morgan Stanley	3.625%	1/20/27	31,000	29,669
4	Morgan Stanley	3.772%	1/24/29	56,830	54,571
	Morgan Stanley	7.250%	4/1/32	51,100	64,939
	Morgan Stanley	4.300%	1/27/45	24,705	23,809
7	NBK SPC Ltd.	2.750%	5/30/22	56,875	54,783
	PNC Bank NA	3.300%	10/30/24	14,645	14,293
	PNC Bank NA	2.950%	2/23/25	34,775	33,180
	PNC Bank NA	3.100%	10/25/27	42,485	39,992
	PNC Bank NA	3.250%	1/22/28	60,960	58,149
	PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	39,881
11	Royal Bank of Canada	0.000%	10/22/18	73,050	56,497
	Royal Bank of Canada	2.500%	1/19/21	24,750	24,345
	Royal Bank of Canada	2.750%	2/1/22	44,630	43,742
	Santander Holdings USA Inc.	2.650%	4/17/20	19,225	19,021
	Santander Holdings USA Inc.	3.700%	3/28/22	28,405	27,997
	Santander Holdings USA Inc.	3.400%	1/18/23	26,105	25,156
	Santander UK plc	2.500%	3/14/19	79,400	79,356
7	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	50,900	50,190
7	Societe Generale SA	3.250%	1/12/22	55,070	53,735
4	State Street Corp.	2.653%	5/15/23	31,280	30,298
	SunTrust Bank	3.300%	5/15/26	11,955	11,264
	SunTrust Banks Inc.	2.900%	3/3/21	34,300	33,849
	Svenska Handelsbanken AB	1.875%	9/7/21	37,750	36,103
	Synchrony Bank	3.650%	5/24/21	46,290	45,908
	Synchrony Financial	2.600%	1/15/19	17,915	17,901
	Synchrony Financial	3.000%	8/15/19	8,570	8,557
	Synchrony Financial	2.700%	2/3/20	12,580	12,435
	Toronto-Dominion Bank	2.500%	12/14/20	97,700	96,046
7	UBS AG	2.200%	6/8/20	27,590	27,091
7	UBS AG	4.500%	6/26/48	32,955	34,177
7	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	36,710	36,332
7	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	58,970	57,989
7	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	46,000	44,364
	US Bancorp	2.625%	1/24/22	47,510	46,445
	US Bancorp	3.700%	1/30/24	39,005	39,238
	US Bancorp	2.375%	7/22/26	45,000	40,749
	Wachovia Corp.	6.605%	10/1/25	15,000	16,674
	Wells Fargo & Co.	2.150%	1/30/20	38,370	37,923

5

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	3.000%	1/22/21	27,580	27,354
Wells Fargo & Co.	4.600%	4/1/21	40,000	41,139
Wells Fargo & Co.	3.500%	3/8/22	54,840	54,760
Wells Fargo & Co.	3.069%	1/24/23	10,465	10,198
Wells Fargo & Co.	3.450%	2/13/23	39,400	38,577
Wells Fargo & Co.	4.480%	1/16/24	34,444	35,231
Wells Fargo & Co.	3.000%	2/19/25	28,660	27,146
Wells Fargo & Co.	3.550%	9/29/25	27,170	26,473
Wells Fargo & Co.	3.000%	4/22/26	36,830	34,143
Wells Fargo & Co.	4.100%	6/3/26	45,700	45,036
Wells Fargo & Co.	3.000%	10/23/26	6,435	5,960
Wells Fargo & Co.	5.606%	1/15/44	28,551	31,732
Wells Fargo & Co.	4.650%	11/4/44	20,735	20,313
Wells Fargo & Co.	4.900%	11/17/45	16,060	16,284
Wells Fargo & Co.	4.400%	6/14/46	36,200	33,955
Wells Fargo & Co.	4.750%	12/7/46	38,790	38,507
Westpac Banking Corp.	2.300%	5/26/20	22,948	22,610
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	6,824
Charles Schwab Corp.	3.200%	3/2/27	19,790	18,826
Finance Companies (0.4%)
GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	209,754	197,282

Insurance (2.3%)
Aetna Inc.	2.800%	6/15/23	32,080	30,741
7 AIG Global Funding	2.700%	12/15/21	41,815	40,607
Anthem Inc.	3.700%	8/15/21	25,635	25,790
Anthem Inc.	3.300%	1/15/23	20,000	19,672
Anthem Inc.	3.650%	12/1/27	13,150	12,514
Anthem Inc.	4.101%	3/1/28	42,145	41,535
Anthem Inc.	4.650%	8/15/44	14,857	14,639
Anthem Inc.	4.375%	12/1/47	15,905	15,020
Berkshire Hathaway Inc.	2.750%	3/15/23	36,055	35,100
Berkshire Hathaway Inc.	3.125%	3/15/26	23,645	22,746
Chubb INA Holdings Inc.	5.900%	6/15/19	15,000	15,276
Chubb INA Holdings Inc.	2.300%	11/3/20	5,235	5,138
Chubb INA Holdings Inc.	3.350%	5/15/24	20,340	19,967
Chubb INA Holdings Inc.	3.350%	5/3/26	12,280	11,931
Chubb INA Holdings Inc.	4.350%	11/3/45	24,795	25,187
Cigna Corp.	3.250%	4/15/25	30,765	29,052
7 Five Corners Funding Trust	4.419%	11/15/23	5,320	5,450
7 Guardian Life Global Funding	2.000%	4/26/21	12,825	12,408
7 Jackson National Life Global Funding	3.250%	1/30/24	48,955	47,537
7 Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	11,912
7 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	26,352
Loews Corp.	2.625%	5/15/23	14,100	13,493
7 MassMutual Global Funding II	2.350%	4/9/19	22,000	21,921
7 MassMutual Global Funding II	2.000%	4/15/21	42,188	40,858
MetLife Inc.	3.600%	4/10/24	28,000	28,050
MetLife Inc.	4.125%	8/13/42	5,300	5,018
MetLife Inc.	4.875%	11/13/43	17,500	18,346
7 Metropolitan Life Global Funding I	2.650%	4/8/22	14,005	13,562
7 Metropolitan Life Global Funding I	3.450%	12/18/26	29,970	29,083
7 Metropolitan Life Global Funding I	3.000%	9/19/27	43,250	40,193
7 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	30,116
7 New York Life Global Funding	2.900%	1/17/24	58,670	56,582
7 New York Life Insurance Co.	5.875%	5/15/33	44,785	53,405
7 Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,098	21,762
Prudential Financial Inc.	4.500%	11/15/20	24,055	24,654
7 Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	21,990	23,398
7 Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	42,865	41,286
Travelers Cos. Inc.	5.900%	6/2/19	9,400	9,567
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	6,873

6

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,305
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	11,685
UnitedHealth Group Inc.	3.100%	3/15/26	14,220	13,611
UnitedHealth Group Inc.	3.850%	6/15/28	34,260	34,359
UnitedHealth Group Inc.	4.625%	7/15/35	22,950	24,516
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	26,019
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	37,425
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	30,954
UnitedHealth Group Inc.	4.750%	7/15/45	19,035	20,420
UnitedHealth Group Inc.	4.200%	1/15/47	8,345	8,236
UnitedHealth Group Inc.	4.250%	6/15/48	47,700	47,632
Other Finance (0.2%)
7 GTP Acquisition Partners I LLC	2.350%	6/15/20	18,745	18,351
7 LeasePlan Corp. NV	2.875%	1/22/19	30,515	30,494

Real Estate Investment Trusts (0.3%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	17,379
Boston Properties LP	3.125%	9/1/23	13,520	13,146
Boston Properties LP	3.800%	2/1/24	1,780	1,768
Realty Income Corp.	5.750%	1/15/21	8,675	9,068
Simon Property Group LP	4.375%	3/1/21	22,000	22,522
Simon Property Group LP	4.125%	12/1/21	12,946	13,204
Simon Property Group LP	3.750%	2/1/24	6,645	6,643
Simon Property Group LP	3.375%	10/1/24	20,470	20,044
7 WEA Finance LLC	4.125%	9/20/28	20,815	20,632
7 WEA Finance LLC	4.625%	9/20/48	26,575	25,971
7 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	17,715	17,582
				9,435,055
Industrial (20.0%)
Basic Industry (0.1%)
7 Air Liquide Finance SA	2.250%	9/27/23	21,000	19,733
7 Air Liquide Finance SA	2.500%	9/27/26	16,815	15,328
International Paper Co.	4.350%	8/15/48	43,570	39,651
Capital Goods (1.6%)
7 BAE Systems Holdings Inc.	2.850%	12/15/20	5,020	4,950
7 BAE Systems Holdings Inc.	3.800%	10/7/24	26,068	25,729
7 BAE Systems Holdings Inc.	3.850%	12/15/25	29,838	29,473
Boeing Co.	5.875%	2/15/40	5,000	6,174
Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	38,150
Caterpillar Inc.	3.900%	5/27/21	32,880	33,449
Caterpillar Inc.	2.600%	6/26/22	9,575	9,323
Caterpillar Inc.	3.400%	5/15/24	19,475	19,439
Caterpillar Inc.	5.200%	5/27/41	19,770	22,546
Deere & Co.	4.375%	10/16/19	13,090	13,296
Eaton Corp.	6.500%	6/1/25	10,000	11,272
General Dynamics Corp.	2.875%	5/11/20	54,940	54,804
General Dynamics Corp.	3.875%	7/15/21	9,950	10,097
General Electric Co.	2.700%	10/9/22	14,000	13,524
General Electric Co.	3.100%	1/9/23	6,094	5,963
Honeywell International Inc.	4.250%	3/1/21	29,484	30,292
Illinois Tool Works Inc.	3.500%	3/1/24	42,775	43,077
John Deere Capital Corp.	2.800%	1/27/23	8,000	7,778
John Deere Capital Corp.	3.350%	6/12/24	9,000	8,860
John Deere Capital Corp.	3.450%	3/13/25	43,560	43,051
Johnson Controls International plc	5.000%	3/30/20	29,000	29,588
Johnson Controls International plc	3.750%	12/1/21	25,000	25,078
Lockheed Martin Corp.	2.500%	11/23/20	12,340	12,169
Lockheed Martin Corp.	2.900%	3/1/25	26,840	25,573
Lockheed Martin Corp.	4.500%	5/15/36	6,715	6,972
Lockheed Martin Corp.	4.700%	5/15/46	12,041	12,835
Lockheed Martin Corp.	4.090%	9/15/52	4,609	4,382
Parker-Hannifin Corp.	4.450%	11/21/44	14,290	14,601

7

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Raytheon Co.	3.125%	10/15/20	10,000	9,991
7	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	60,840	59,523
7	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	62,200	60,339
7	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	40,495	41,599
	United Technologies Corp.	4.500%	4/15/20	24,170	24,622
	United Technologies Corp.	3.100%	6/1/22	10,095	9,928
	United Technologies Corp.	4.450%	11/16/38	9,050	8,943
	United Technologies Corp.	4.500%	6/1/42	55,694	54,973
	United Technologies Corp.	3.750%	11/1/46	5,891	5,114
	Communication (2.8%)
	21st Century Fox America Inc.	4.500%	2/15/21	4,650	4,783
	21st Century Fox America Inc.	6.200%	12/15/34	11,000	13,569
	America Movil SAB de CV	3.125%	7/16/22	66,820	65,433
	America Movil SAB de CV	6.125%	3/30/40	10,010	11,734
	American Tower Corp.	3.450%	9/15/21	23,985	23,890
	American Tower Corp.	4.700%	3/15/22	2,905	2,999
	American Tower Corp.	5.000%	2/15/24	23,881	24,946
	American Tower Corp.	4.400%	2/15/26	7,300	7,303
	AT&T Inc.	5.200%	3/15/20	10,125	10,427
	AT&T Inc.	2.450%	6/30/20	17,525	17,282
	AT&T Inc.	4.600%	2/15/21	4,900	5,022
	AT&T Inc.	5.000%	3/1/21	10,000	10,329
	AT&T Inc.	3.875%	8/15/21	20,000	20,195
7	AT&T Inc.	7.850%	1/15/22	23,750	26,471
	CBS Corp.	4.300%	2/15/21	22,710	23,050
	Comcast Corp.	3.000%	2/1/24	51,960	50,052
	Comcast Corp.	3.600%	3/1/24	60,515	59,792
	Comcast Corp.	3.375%	2/15/25	2,565	2,474
	Comcast Corp.	3.150%	3/1/26	15,280	14,412
	Comcast Corp.	2.350%	1/15/27	19,840	17,442
	Comcast Corp.	4.250%	1/15/33	15,060	14,737
	Comcast Corp.	4.200%	8/15/34	25,155	24,171
	Comcast Corp.	4.400%	8/15/35	32,657	31,941
	Comcast Corp.	4.650%	7/15/42	7,260	7,179
	Comcast Corp.	4.500%	1/15/43	20,000	19,288
	Comcast Corp.	4.750%	3/1/44	28,710	28,549
	Comcast Corp.	4.600%	8/15/45	46,358	45,181
	Comcast Corp.	3.969%	11/1/47	40,576	35,968
	Comcast Corp.	4.000%	3/1/48	17,415	15,615
	Comcast Corp.	3.999%	11/1/49	26,848	23,916
	Comcast Corp.	4.049%	11/1/52	21,572	19,004
7	Cox Communications Inc.	4.800%	2/1/35	58,525	54,238
7	Cox Communications Inc.	6.450%	12/1/36	1,575	1,723
7	Cox Communications Inc.	4.600%	8/15/47	3,325	3,104
	Crown Castle International Corp.	3.650%	9/1/27	10,385	9,725
	Crown Castle International Corp.	3.800%	2/15/28	8,575	8,130
	Discovery Communications LLC	5.625%	8/15/19	4,675	4,776
7	NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	83,697
	NBCUniversal Media LLC	4.375%	4/1/21	26,000	26,613
	NBCUniversal Media LLC	4.450%	1/15/43	10,639	10,155
	Orange SA	9.000%	3/1/31	54,566	77,183
7	SK Telecom Co. Ltd.	3.750%	4/16/23	12,220	12,098
7	Sky plc	2.625%	9/16/19	30,550	30,340
7	Sky plc	3.750%	9/16/24	42,911	42,653
4,7	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC /
	Sprint Spectrum Co III LLC	4.738%	3/20/25	46,800	46,779
	Time Warner Cable LLC	8.750%	2/14/19	915	934
	Time Warner Cable LLC	8.250%	4/1/19	11,944	12,250
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	3,734
	Time Warner Inc.	4.750%	3/29/21	13,000	13,392
	Time Warner Inc.	3.600%	7/15/25	22,963	21,994
	Verizon Communications Inc.	3.450%	3/15/21	15,585	15,642
	Verizon Communications Inc.	3.500%	11/1/21	78,905	79,172

8

Vanguard® Wellesley Income
Fund Schedule of Investments
 September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	4.812%	3/15/39	67,074	67,438
	Verizon Communications Inc.	4.750%	11/1/41	28,730	28,215
	Verizon Communications Inc.	5.012%	4/15/49	79,842	81,505
	Verizon Communications Inc.	4.672%	3/15/55	12,325	11,650
	Viacom Inc.	5.625%	9/15/19	10,000	10,245
	Vodafone Group plc	3.750%	1/16/24	33,185	32,811
	Vodafone Group plc	4.125%	5/30/25	9,800	9,755
	Vodafone Group plc	5.000%	5/30/38	1,890	1,871
	Vodafone Group plc	5.250%	5/30/48	28,355	28,438
	Walt Disney Co.	4.125%	6/1/44	18,320	18,224
	Consumer Cyclical (2.5%)
	Alibaba Group Holding Ltd.	2.500%	11/28/19	10,480	10,427
	Alibaba Group Holding Ltd.	3.125%	11/28/21	2,035	2,009
	Alibaba Group Holding Ltd.	3.600%	11/28/24	45,610	44,812
	Alibaba Group Holding Ltd.	3.400%	12/6/27	60,380	56,319
	Amazon.com Inc.	2.500%	11/29/22	31,600	30,605
	Amazon.com Inc.	2.800%	8/22/24	26,740	25,798
	Amazon.com Inc.	4.800%	12/5/34	55,880	60,954
	Amazon.com Inc.	4.950%	12/5/44	17,920	20,102
	Amazon.com Inc.	4.250%	8/22/57	52,165	51,771
	American Honda Finance Corp.	2.125%	10/10/18	29,535	29,532
	American Honda Finance Corp.	2.300%	9/9/26	17,135	15,450
	AutoZone Inc.	4.000%	11/15/20	25,000	25,353
	AutoZone Inc.	3.700%	4/15/22	12,752	12,800
7	BMW US Capital LLC	2.000%	4/11/21	19,815	19,171
7	BMW US Capital LLC	2.250%	9/15/23	93,000	86,683
7	BMW US Capital LLC	2.800%	4/11/26	5,395	5,010
4,7	CVS Pass-Through Trust	5.926%	1/10/34	13,514	14,405
7	Daimler Finance North America LLC	2.250%	7/31/19	58,255	57,852
7	Daimler Finance North America LLC	2.450%	5/18/20	8,005	7,892
7	Daimler Finance North America LLC	2.300%	2/12/21	34,630	33,718
7	Daimler Finance North America LLC	2.000%	7/6/21	60,000	57,572
7	Daimler Finance North America LLC	3.875%	9/15/21	3,270	3,296
7	Daimler Finance North America LLC	3.250%	8/1/24	3,970	3,821
	Ford Motor Credit Co. LLC	2.375%	3/12/19	56,800	56,656
	Ford Motor Credit Co. LLC	3.157%	8/4/20	23,890	23,669
	General Motors Financial Co. Inc.	3.550%	4/9/21	16,525	16,485
	General Motors Financial Co. Inc.	3.950%	4/13/24	58,730	57,149
	Home Depot Inc.	2.700%	4/1/23	24,715	24,074
	Home Depot Inc.	4.400%	3/15/45	22,390	23,290
7	Hyundai Capital America	2.550%	4/3/20	29,410	28,924
7,8	Hyundai Capital America	3.261%	7/8/21	50,500	50,607
	Lowe's Cos. Inc.	3.100%	5/3/27	115,000	109,441
	Marriott International Inc.	2.300%	1/15/22	44,000	42,180
	McDonald's Corp.	3.500%	7/15/20	21,760	21,867
	McDonald's Corp.	2.625%	1/15/22	10,175	9,905
	McDonald's Corp.	3.250%	6/10/24	4,400	4,293
	McDonald's Corp.	4.875%	12/9/45	22,775	23,776
	Starbucks Corp.	4.500%	11/15/48	35,130	34,226
	Target Corp.	2.900%	1/15/22	11,850	11,759
7	Volkswagen Group of America Finance LLC	2.450%	11/20/19	13,860	13,724
	Walmart Inc.	2.550%	4/11/23	44,450	43,048
	Walmart Inc.	3.550%	6/26/25	56,485	56,807
	Walmart Inc.	3.625%	12/15/47	14,950	13,940
	Consumer Noncyclical (6.8%)
	Allergan Funding SCS	3.450%	3/15/22	23,785	23,635
	Allergan Funding SCS	3.800%	3/15/25	12,825	12,558
	Allergan Funding SCS	4.550%	3/15/35	10,885	10,574
	Allergan Funding SCS	4.850%	6/15/44	14,075	13,854
	Altria Group Inc.	4.750%	5/5/21	40,806	42,229
	Altria Group Inc.	2.850%	8/9/22	11,835	11,566
	Altria Group Inc.	4.500%	5/2/43	10,105	9,656
	Altria Group Inc.	3.875%	9/16/46	22,625	19,801

9

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Amgen Inc.	3.625%	5/22/24	38,185	38,162
Amgen Inc.	5.150%	11/15/41	27,515	29,148
Amgen Inc.	4.663%	6/15/51	9,875	9,765
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	63,200	62,404
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	57,035	55,408
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	129,785	129,779
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	137,375	138,401
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	8,635
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	800	820
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	4,310	4,348
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	9,836	9,491
Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	23,185	22,315
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	5,700	5,811
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,080	16,500
Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	14,500	14,022
Ascension Health	3.945%	11/15/46	14,675	14,202
4 Ascension Health	4.847%	11/15/53	2,165	2,377
AstraZeneca plc	1.950%	9/18/19	12,435	12,323
AstraZeneca plc	2.375%	11/16/20	37,225	36,695
AstraZeneca plc	3.375%	11/16/25	27,755	26,782
AstraZeneca plc	4.000%	1/17/29	33,295	32,796
7 BAT Capital Corp.	3.557%	8/15/27	60,340	56,089
7 Bayer US Finance II LLC	4.250%	12/15/25	35,355	34,984
7 Bayer US Finance II LLC	5.500%	7/30/35	15,000	15,314
7 Bayer US Finance LLC	2.375%	10/8/19	6,140	6,074
7 Bayer US Finance LLC	3.000%	10/8/21	38,730	37,948
Biogen Inc.	2.900%	9/15/20	17,465	17,333
Cardinal Health Inc.	2.400%	11/15/19	22,090	21,903
Cardinal Health Inc.	3.200%	3/15/23	11,650	11,312
Cardinal Health Inc.	3.079%	6/15/24	16,720	15,797
Cardinal Health Inc.	3.500%	11/15/24	20,020	19,201
Cardinal Health Inc.	4.500%	11/15/44	23,250	20,816
7 Cargill Inc.	4.760%	11/23/45	57,879	63,394
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	36,807	35,518
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	11,695	11,850
4 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	20,970	19,089
Celgene Corp.	2.250%	5/15/19	5,145	5,125
Celgene Corp.	3.550%	8/15/22	15,160	15,102
Celgene Corp.	3.625%	5/15/24	11,980	11,799
Celgene Corp.	5.000%	8/15/45	25,000	24,707
Coca-Cola Co.	4.500%	9/1/21	14,785	15,022
Coca-Cola European Partners plc	3.500%	9/15/20	4,600	4,594
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	11,134	11,104
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	27,920
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	24,883
Constellation Brands Inc.	2.700%	5/9/22	2,400	2,315
CVS Health Corp.	2.750%	12/1/22	20,000	19,298
CVS Health Corp.	4.875%	7/20/35	18,205	18,301
CVS Health Corp.	5.125%	7/20/45	42,620	43,722
CVS Health Corp.	5.050%	3/25/48	22,175	22,627
7 Danone SA	2.589%	11/2/23	10,000	9,419
7 Danone SA	2.947%	11/2/26	40,000	36,724
Diageo Capital plc	2.625%	4/29/23	42,580	41,234
Diageo Investment Corp.	2.875%	5/11/22	17,245	16,919
Dignity Health California GO	2.637%	11/1/19	4,480	4,452
Dignity Health California GO	3.812%	11/1/24	18,560	18,426
Eli Lilly & Co.	3.700%	3/1/45	20,040	18,877
7 EMD Finance LLC	2.400%	3/19/20	1,100	1,085
7 EMD Finance LLC	2.950%	3/19/22	19,640	19,167
Express Scripts Holding Co.	2.250%	6/15/19	14,030	13,966
7 Forest Laboratories Inc.	4.875%	2/15/21	3,312	3,403
7 Forest Laboratories LLC	5.000%	12/15/21	23,725	24,580
General Mills Inc.	5.650%	2/15/19	6,850	6,917
Gilead Sciences Inc.	2.550%	9/1/20	15,245	15,084

10

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gilead Sciences Inc.	2.500%	9/1/23	26,390	25,201
Gilead Sciences Inc.	3.700%	4/1/24	21,420	21,477
Gilead Sciences Inc.	3.500%	2/1/25	28,575	28,058
Gilead Sciences Inc.	4.500%	2/1/45	55,782	55,439
Gilead Sciences Inc.	4.750%	3/1/46	13,200	13,506
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	25,109
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	18,410
GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	50,424
7 Halfmoon Parent Inc.	4.375%	10/15/28	18,115	18,014
7 Halfmoon Parent Inc.	4.800%	8/15/38	25,725	25,699
7 Halfmoon Parent Inc.	4.900%	12/15/48	25,850	25,851
7 Imperial Tobacco Finance plc	3.750%	7/21/22	58,995	58,649
Johnson & Johnson	6.730%	11/15/23	15,000	17,408
Johnson & Johnson	2.450%	3/1/26	78,000	72,722
Kaiser Foundation Hospitals	3.500%	4/1/22	19,815	19,837
Kaiser Foundation Hospitals	3.150%	5/1/27	18,190	17,377
Kaiser Foundation Hospitals	4.875%	4/1/42	12,710	14,044
Kraft Heinz Foods Co.	3.000%	6/1/26	31,320	28,504
Kraft Heinz Foods Co.	5.000%	7/15/35	7,370	7,279
Kraft Heinz Foods Co.	4.375%	6/1/46	59,110	51,917
Kroger Co.	3.300%	1/15/21	13,605	13,553
Kroger Co.	3.850%	8/1/23	5,055	5,060
4 Mayo Clinic	4.128%	11/15/52	11,465	11,400
McKesson Corp.	2.700%	12/15/22	7,010	6,711
McKesson Corp.	2.850%	3/15/23	6,840	6,545
McKesson Corp.	3.796%	3/15/24	9,525	9,451
Medtronic Inc.	2.500%	3/15/20	25,335	25,148
Medtronic Inc.	3.150%	3/15/22	61,030	60,642
Medtronic Inc.	3.625%	3/15/24	7,510	7,547
Medtronic Inc.	3.500%	3/15/25	62,791	62,275
Medtronic Inc.	4.375%	3/15/35	21,968	22,712
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	13,048
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	7,820	7,701
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	5,940	5,885
Merck & Co. Inc.	2.350%	2/10/22	24,825	24,153
Merck & Co. Inc.	2.800%	5/18/23	15,650	15,332
Merck & Co. Inc.	2.750%	2/10/25	38,000	36,485
Merck & Co. Inc.	4.150%	5/18/43	28,405	28,933
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	18,318
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	14,793
Mylan NV	3.950%	6/15/26	32,630	30,812
New York & Presbyterian Hospital	4.024%	8/1/45	22,955	22,452
Novartis Capital Corp.	3.400%	5/6/24	13,425	13,436
Novartis Capital Corp.	4.400%	5/6/44	21,485	22,818
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,003
PepsiCo Inc.	2.375%	10/6/26	72,545	66,199
PepsiCo Inc.	4.000%	3/5/42	35,200	34,725
PepsiCo Inc.	3.450%	10/6/46	45,740	41,097
Pfizer Inc.	3.000%	6/15/23	25,440	25,114
Pfizer Inc.	3.000%	12/15/26	28,400	27,230
Pfizer Inc.	4.100%	9/15/38	52,715	52,642
Philip Morris International Inc.	4.500%	3/26/20	25,000	25,477
Philip Morris International Inc.	1.875%	2/25/21	43,455	42,035
Philip Morris International Inc.	4.125%	5/17/21	15,705	16,019
Philip Morris International Inc.	2.500%	8/22/22	13,250	12,778
Philip Morris International Inc.	2.625%	3/6/23	23,000	22,075
Philip Morris International Inc.	4.500%	3/20/42	11,665	11,306
Philip Morris International Inc.	3.875%	8/21/42	22,785	20,260
Philip Morris International Inc.	4.875%	11/15/43	5,835	5,951
Philip Morris International Inc.	4.250%	11/10/44	15,000	14,123
4 Procter & Gamble - Esop	9.360%	1/1/21	6,965	7,457
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	18,290	16,859
4 Providence St. Joseph Health Obligated Group	3.930%	10/1/48	12,030	11,314
7 Roche Holdings Inc.	2.875%	9/29/21	26,150	25,914

11

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 Roche Holdings Inc.	2.375%	1/28/27	61,570	55,797
Sanofi	4.000%	3/29/21	36,275	36,953
7 Sigma Alimentos SA de CV	4.125%	5/2/26	24,660	23,483
7 South Carolina Electric & Gas Co.	2.750%	6/15/20	17,600	17,422
7 South Carolina Electric & Gas Co.	3.250%	6/7/22	50,880	49,676
7 South Carolina Electric & Gas Co.	3.500%	6/15/22	7,440	7,364
7 South Carolina Electric & Gas Co.	3.950%	6/15/25	15,000	14,650
SSM Health Care Corp.	3.823%	6/1/27	35,390	35,004
Stanford Health Care	3.795%	11/15/48	8,555	8,092
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	6,765	6,561
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	36,645	32,508
Unilever Capital Corp.	4.250%	2/10/21	78,185	79,915
Wyeth LLC	5.950%	4/1/37	15,000	18,093
Energy (2.0%)
7 BG Energy Capital plc	4.000%	10/15/21	17,070	17,302
BP Capital Markets plc	4.750%	3/10/19	18,140	18,308
BP Capital Markets plc	2.315%	2/13/20	3,760	3,725
BP Capital Markets plc	4.500%	10/1/20	28,000	28,697
BP Capital Markets plc	4.742%	3/11/21	10,000	10,348
BP Capital Markets plc	3.062%	3/17/22	35,770	35,314
BP Capital Markets plc	3.245%	5/6/22	10,000	9,922
BP Capital Markets plc	2.500%	11/6/22	8,000	7,728
BP Capital Markets plc	3.994%	9/26/23	13,130	13,368
BP Capital Markets plc	3.814%	2/10/24	38,000	38,366
BP Capital Markets plc	3.506%	3/17/25	41,710	41,122
Chevron Corp.	2.355%	12/5/22	6,000	5,754
Chevron Corp.	3.191%	6/24/23	69,750	69,218
ConocoPhillips	7.000%	3/30/29	11,500	13,901
ConocoPhillips Co.	4.950%	3/15/26	12,710	13,716
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	14,085	13,888
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	14,190	14,155
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	7,003	6,901
Enterprise Products Operating LLC	4.900%	5/15/46	5,000	5,147
Enterprise Products Operating LLC	4.250%	2/15/48	23,475	21,913
EOG Resources Inc.	5.625%	6/1/19	16,285	16,584
Exxon Mobil Corp.	2.222%	3/1/21	12,735	12,448
Exxon Mobil Corp.	2.726%	3/1/23	10,710	10,486
Exxon Mobil Corp.	3.043%	3/1/26	7,330	7,077
Exxon Mobil Corp.	4.114%	3/1/46	10,845	10,943
Noble Energy Inc.	4.150%	12/15/21	14,890	15,070
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	27,909
Occidental Petroleum Corp.	2.700%	2/15/23	9,250	8,947
Occidental Petroleum Corp.	3.400%	4/15/26	13,540	13,245
Phillips 66	4.300%	4/1/22	30,000	30,778
7 Schlumberger Holdings Corp.	3.000%	12/21/20	25,500	25,315
7 Schlumberger Investment SA	2.400%	8/1/22	20,765	19,898
Shell International Finance BV	3.250%	5/11/25	28,680	28,104
Shell International Finance BV	4.125%	5/11/35	40,575	40,997
Shell International Finance BV	5.500%	3/25/40	10,795	12,687
Shell International Finance BV	4.375%	5/11/45	95,725	98,264
Suncor Energy Inc.	3.600%	12/1/24	19,505	19,304
Suncor Energy Inc.	5.950%	12/1/34	13,000	14,892
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	25,945	26,366
Texaco Capital Inc.	8.625%	4/1/32	25,000	34,868
Total Capital International SA	2.700%	1/25/23	32,714	31,758
Total Capital International SA	3.750%	4/10/24	50,000	50,413
TransCanada PipeLines Ltd.	7.125%	1/15/19	4,800	4,854
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	31,145
TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	20,268
TransCanada PipeLines Ltd.	4.875%	1/15/26	58,060	60,370
Other Industrial (0.3%)
George Washington University District of Columbia GO	3.545%	9/15/46	10,000	8,959
7 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	12,284

12

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	23,969
7	SBA Tower Trust	3.168%	4/11/22	49,780	48,820
7	SBA Tower Trust	3.448%	3/15/23	28,730	28,306
4,7	SBA Tower Trust	2.898%	10/15/44	37,250	36,960
	Technology (3.4%)
	Apple Inc.	2.850%	2/23/23	43,845	43,033
	Apple Inc.	3.000%	2/9/24	22,750	22,290
	Apple Inc.	3.450%	5/6/24	31,140	31,130
	Apple Inc.	2.850%	5/11/24	45,635	44,189
	Apple Inc.	2.750%	1/13/25	21,615	20,715
	Apple Inc.	3.250%	2/23/26	38,220	37,324
	Apple Inc.	2.450%	8/4/26	55,182	50,795
	Apple Inc.	3.350%	2/9/27	56,435	55,090
	Apple Inc.	3.200%	5/11/27	39,750	38,313
	Apple Inc.	2.900%	9/12/27	83,420	78,597
	Apple Inc.	3.850%	5/4/43	15,275	14,641
	Apple Inc.	4.450%	5/6/44	4,035	4,231
	Apple Inc.	3.850%	8/4/46	36,510	34,885
	Applied Materials Inc.	3.300%	4/1/27	32,395	31,083
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	36,975	35,947
	Cisco Systems Inc.	2.500%	9/20/26	15,921	14,724
	Intel Corp.	2.875%	5/11/24	29,825	28,918
	Intel Corp.	4.100%	5/19/46	47,755	47,227
	International Business Machines Corp.	3.375%	8/1/23	61,300	61,350
	International Business Machines Corp.	3.625%	2/12/24	22,800	22,875
	International Business Machines Corp.	7.000%	10/30/25	25,000	29,916
	Microsoft Corp.	2.375%	2/12/22	19,865	19,374
	Microsoft Corp.	3.625%	12/15/23	13,500	13,717
	Microsoft Corp.	2.875%	2/6/24	61,625	60,243
	Microsoft Corp.	2.700%	2/12/25	23,890	22,882
	Microsoft Corp.	3.125%	11/3/25	26,300	25,679
	Microsoft Corp.	2.400%	8/8/26	64,501	59,357
	Microsoft Corp.	3.450%	8/8/36	53,965	51,330
	Microsoft Corp.	4.100%	2/6/37	45,435	46,918
	Microsoft Corp.	4.500%	10/1/40	18,210	19,534
	Microsoft Corp.	4.450%	11/3/45	61,885	66,251
	Microsoft Corp.	3.700%	8/8/46	50,485	48,281
	Microsoft Corp.	4.250%	2/6/47	61,800	64,834
	Oracle Corp.	5.000%	7/8/19	35,000	35,586
	Oracle Corp.	1.900%	9/15/21	70,285	67,839
	Oracle Corp.	2.500%	5/15/22	38,860	37,799
	Oracle Corp.	2.400%	9/15/23	63,535	60,532
	Oracle Corp.	2.950%	11/15/24	80,105	77,197
	Oracle Corp.	2.950%	5/15/25	11,300	10,836
	Oracle Corp.	3.250%	11/15/27	112,120	107,789
	Oracle Corp.	4.000%	11/15/47	32,260	30,609
	QUALCOMM Inc.	2.600%	1/30/23	26,140	25,104
	QUALCOMM Inc.	2.900%	5/20/24	38,055	36,339
7	Tencent Holdings Ltd.	3.595%	1/19/28	57,625	53,988
	Transportation (0.5%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,152
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	17,530	17,095
	CSX Corp.	4.300%	3/1/48	16,635	16,209
7	ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,032
7	ERAC USA Finance LLC	4.500%	8/16/21	10,270	10,499
7	ERAC USA Finance LLC	3.300%	10/15/22	745	731
7	ERAC USA Finance LLC	7.000%	10/15/37	3,775	4,680
7	ERAC USA Finance LLC	5.625%	3/15/42	31,000	33,703
	FedEx Corp.	2.700%	4/15/23	15,810	15,113
	FedEx Corp.	5.100%	1/15/44	26,055	26,965
	Kansas City Southern	4.950%	8/15/45	13,845	13,787
7	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	53,520	52,228
4	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	7,850	7,795

13

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United Parcel Service Inc.	2.450%	10/1/22	17,095	16,514
	United Parcel Service Inc.	4.875%	11/15/40	4,925	5,425
					10,652,981
Utilities (4.9%)
	Electric (4.3%)
	Alabama Power Co.	5.200%	6/1/41	3,365	3,599
	Alabama Power Co.	4.100%	1/15/42	5,595	5,299
	Alabama Power Co.	3.750%	3/1/45	20,255	18,605
	Alabama Power Co.	4.300%	7/15/48	27,790	27,796
	Ameren Illinois Co.	2.700%	9/1/22	58,000	56,386
	Ameren Illinois Co.	3.800%	5/15/28	22,365	22,447
	Ameren Illinois Co.	3.700%	12/1/47	5,085	4,701
	Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	25,519
	Baltimore Gas & Electric Co.	2.400%	8/15/26	20,945	18,881
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	32,917	39,849
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,725	11,708
	Commonwealth Edison Co.	2.950%	8/15/27	23,275	21,774
	Commonwealth Edison Co.	4.350%	11/15/45	6,815	6,872
	Commonwealth Edison Co.	3.650%	6/15/46	6,420	5,818
	Commonwealth Edison Co.	4.000%	3/1/48	17,900	17,216
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,500	11,195
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	45,000	56,026
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	30,855	31,546
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,752	2,558
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	24,915	25,124
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	24,475	24,170
	Delmarva Power & Light Co.	3.500%	11/15/23	9,550	9,498
10	Dominion Energy Inc.	2.962%	7/1/19	17,030	17,013
	Dominion Energy Inc.	2.579%	7/1/20	12,040	11,873
	Dominion Energy Inc.	4.450%	3/15/21	30,000	30,520
	Dominion Energy Inc.	3.625%	12/1/24	23,850	23,331
	DTE Energy Co.	3.800%	3/15/27	19,405	18,947
	Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,214
	Duke Energy Carolinas LLC	6.000%	12/1/28	5,000	5,790
	Duke Energy Carolinas LLC	6.100%	6/1/37	13,915	16,870
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	4,933
	Duke Energy Carolinas LLC	4.250%	12/15/41	6,375	6,368
	Duke Energy Carolinas LLC	4.000%	9/30/42	5,205	5,028
	Duke Energy Carolinas LLC	3.700%	12/1/47	17,220	15,623
	Duke Energy Corp.	2.650%	9/1/26	17,480	15,844
	Duke Energy Corp.	4.800%	12/15/45	37,600	38,539
	Duke Energy Corp.	3.750%	9/1/46	14,740	12,999
	Duke Energy Progress LLC	2.800%	5/15/22	20,140	19,747
	Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,022
	Duke Energy Progress LLC	4.100%	3/15/43	6,221	6,101
	Duke Energy Progress LLC	4.200%	8/15/45	61,923	61,065
	Entergy Corp.	2.950%	9/1/26	7,085	6,506
	Entergy Louisiana LLC	3.120%	9/1/27	10,065	9,483
	Eversource Energy	4.500%	11/15/19	1,880	1,906
	Eversource Energy	2.900%	10/1/24	25,155	23,854
	Eversource Energy	3.150%	1/15/25	6,775	6,507
	Eversource Energy	3.300%	1/15/28	14,490	13,662
	Florida Power & Light Co.	6.200%	6/1/36	12,452	15,399
	Florida Power & Light Co.	5.950%	2/1/38	10,000	12,259
	Florida Power & Light Co.	5.690%	3/1/40	4,994	5,985
	Florida Power & Light Co.	5.250%	2/1/41	29,745	34,066
	Florida Power & Light Co.	4.125%	2/1/42	20,000	20,023
	Florida Power & Light Co.	3.700%	12/1/47	27,690	25,778
	Fortis Inc.	3.055%	10/4/26	44,365	40,703
	Georgia Power Co.	4.750%	9/1/40	22,910	23,137
	Georgia Power Co.	4.300%	3/15/42	46,232	43,764
	Indiana Michigan Power Co.	4.250%	8/15/48	14,590	14,423
7	Massachusetts Electric Co.	5.900%	11/15/39	21,895	26,087

14

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MidAmerican Energy Co.	5.750%	11/1/35	9,925	11,724
MidAmerican Energy Co.	4.250%	5/1/46	14,675	14,753
7 Monongahela Power Co.	4.100%	4/15/24	11,000	11,187
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	13,644
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,355	14,790
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	30,637
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	30,500	30,414
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,950	31,617
Oglethorpe Power Corp.	5.950%	11/1/39	5,145	6,031
Oglethorpe Power Corp.	4.550%	6/1/44	1,835	1,806
Oglethorpe Power Corp.	4.250%	4/1/46	20,029	18,394
Oglethorpe Power Corp.	5.250%	9/1/50	17,225	18,492
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	11,559
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	13,935	14,226
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	31,858	30,589
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	11,325	12,903
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	3,275	3,455
Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	8,431
Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	42,729
Pacific Gas & Electric Co.	2.950%	3/1/26	4,875	4,434
Pacific Gas & Electric Co.	6.050%	3/1/34	5,165	5,814
Pacific Gas & Electric Co.	5.800%	3/1/37	40,866	45,407
Pacific Gas & Electric Co.	6.350%	2/15/38	2,435	2,844
Pacific Gas & Electric Co.	6.250%	3/1/39	13,940	16,022
Pacific Gas & Electric Co.	5.400%	1/15/40	71,295	75,997
Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	30,305
Pacific Gas & Electric Co.	5.125%	11/15/43	11,370	11,623
Pacific Gas & Electric Co.	4.750%	2/15/44	11,720	11,421
Pacific Gas & Electric Co.	4.300%	3/15/45	2,525	2,313
Pacific Gas & Electric Co.	4.000%	12/1/46	9,835	8,562
Pacific Gas & Electric Co.	3.950%	12/1/47	9,092	7,913
PacifiCorp	2.950%	6/1/23	14,835	14,483
PacifiCorp	3.600%	4/1/24	20,000	19,925
PacifiCorp	3.350%	7/1/25	15,354	14,978
PacifiCorp	5.750%	4/1/37	14,188	16,861
Potomac Electric Power Co.	3.050%	4/1/22	4,235	4,134
Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,122
PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,348
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,363
Progress Energy Inc.	3.150%	4/1/22	20,800	20,471
Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,037
Puget Sound Energy Inc.	4.434%	11/15/41	19,880	20,039
Sierra Pacific Power Co.	2.600%	5/1/26	8,027	7,376
South Carolina Electric & Gas Co.	3.500%	8/15/21	22,030	21,962
South Carolina Electric & Gas Co.	4.250%	8/15/28	24,205	24,043
South Carolina Electric & Gas Co.	6.625%	2/1/32	2,482	2,912
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,446	1,519
South Carolina Electric & Gas Co.	6.050%	1/15/38	23,085	26,070
South Carolina Electric & Gas Co.	5.450%	2/1/41	9,627	10,290
South Carolina Electric & Gas Co.	4.350%	2/1/42	32,530	31,116
South Carolina Electric & Gas Co.	4.600%	6/15/43	6,830	6,773
South Carolina Electric & Gas Co.	4.100%	6/15/46	11,210	10,375
South Carolina Electric & Gas Co.	4.500%	6/1/64	3,490	3,197
South Carolina Electric & Gas Co.	5.100%	6/1/65	25,065	25,121
Southern California Edison Co.	3.875%	6/1/21	24,860	25,074
Southern California Edison Co.	2.400%	2/1/22	8,270	7,959
Southern California Edison Co.	3.700%	8/1/25	3,225	3,207
Southern California Edison Co.	5.750%	4/1/35	5,000	5,724
Southern California Edison Co.	6.050%	3/15/39	1,995	2,383
Southern California Edison Co.	4.500%	9/1/40	5,150	5,202
Southern California Edison Co.	4.050%	3/15/42	15,788	14,969
Southern California Edison Co.	3.900%	3/15/43	8,782	8,107
Southern California Edison Co.	4.650%	10/1/43	16,770	17,306
Southern California Edison Co.	3.600%	2/1/45	8,160	7,245

15

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southern California Edison Co.	4.000%	4/1/47	257	240
	Southern California Edison Co.	4.125%	3/1/48	64,754	61,848
	Southern Co.	2.950%	7/1/23	44,985	43,117
	Southwestern Electric Power Co.	2.750%	10/1/26	15,000	13,714
	Southwestern Electric Power Co.	6.200%	3/15/40	9,800	11,629
	Southwestern Public Service Co.	3.700%	8/15/47	3,790	3,482
	Tampa Electric Co.	2.600%	9/15/22	20,205	19,419
	Virginia Electric & Power Co.	3.500%	3/15/27	40,765	39,848
	Virginia Electric & Power Co.	6.000%	5/15/37	9,435	11,384
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	16,289
	Xcel Energy Inc.	3.350%	12/1/26	33,370	31,795
	Natural Gas (0.5%)
7	Boston Gas Co.	3.150%	8/1/27	8,010	7,551
7	Brooklyn Union Gas Co.	4.273%	3/15/48	63,125	62,443
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,800	3,866
	CenterPoint Energy Resources Corp.	6.625%	11/1/37	4,406	5,373
7	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	16,735	14,464
7	KeySpan Gas East Corp.	2.742%	8/15/26	37,580	34,573
7	KeySpan Gas East Corp.	5.819%	4/1/41	5,060	6,016
	NiSource Finance Corp.	6.250%	12/15/40	10,000	11,594
	Nisource Finance Corp.	5.250%	2/15/43	13,546	14,381
	NiSource Finance Corp.	4.800%	2/15/44	8,500	8,591
	Sempra Energy	2.850%	11/15/20	11,900	11,750
	Sempra Energy	2.875%	10/1/22	14,066	13,640
	Sempra Energy	6.000%	10/15/39	36,184	41,543
	Southern California Gas Co.	2.600%	6/15/26	28,885	26,581
	Other Utility (0.1%)
	American Water Capital Corp.	2.950%	9/1/27	20,245	18,866
	American Water Capital Corp.	4.200%	9/1/48	28,425	27,861

					2,620,541

Total Corporate Bonds (Cost $23,007,624)					22,708,577

Sovereign Bonds (3.2%)
7	CDP Financial Inc.	4.400%	11/25/19	22,000	22,351
7	Electricite de France SA	4.600%	1/27/20	31,972	32,568
7	Electricite de France SA	4.875%	9/21/38	81,600	79,662
7	Electricite de France SA	4.875%	1/22/44	2,910	2,810
7	Electricite de France SA	4.950%	10/13/45	12,500	12,179
	Equinor ASA	2.250%	11/8/19	16,095	15,974
	Equinor ASA	2.900%	11/8/20	22,450	22,335
	Equinor ASA	2.750%	11/10/21	31,091	30,623
	Equinor ASA	2.450%	1/17/23	10,840	10,438
	Equinor ASA	2.650%	1/15/24	10,105	9,686
	Equinor ASA	3.700%	3/1/24	20,035	20,185
	Equinor ASA	3.250%	11/10/24	22,425	22,027
	Export-Import Bank of Korea	1.750%	5/26/19	70,100	69,576
13	Japan Bank for International Cooperation	2.250%	2/24/20	53,298	52,760
13	Japan Bank for International Cooperation	2.125%	6/1/20	21,888	21,529
13	Japan Bank for International Cooperation	2.125%	7/21/20	40,500	39,789
12	Japan Treasury Discount Bill	0.000%	10/15/18	1,460,000	12,855
12	Japan Treasury Discount Bill	0.000%	10/29/18	13,777,000	121,203
7	Kingdom of Saudi Arabia	2.375%	10/26/21	31,570	30,463
7	Kingdom of Saudi Arabia	2.875%	3/4/23	49,100	47,390
7	Kingdom of Saudi Arabia	4.000%	4/17/25	45,170	45,211
	Korea Development Bank	2.500%	3/11/20	62,550	61,589
7	Petroleos Mexicanos	6.350%	2/12/48	34,590	31,648
11	Province of British Columbia	0.000%	10/10/18	33,460	25,893
	Province of Ontario	4.400%	4/14/20	48,000	48,954
	Province of Ontario	2.500%	4/27/26	100,400	94,196
	Province of Quebec	2.500%	4/20/26	134,755	126,964
7	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	51,685	50,774
7	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	51,685	48,595

16

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	28,000	26,538
7	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	31,520	30,689
7	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	41,455	41,351
7	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	63,500	61,434
7	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	29,070	27,728
7	State of Kuwait	2.750%	3/20/22	4,315	4,212
7	State of Qatar	5.250%	1/20/20	53,470	54,870
7	State of Qatar	2.375%	6/2/21	55,255	53,735
7	State of Qatar	3.875%	4/23/23	72,530	73,068
7	State of Qatar	5.103%	4/23/48	30,000	31,145
7	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	37,439
7	Temasek Financial I Ltd.	3.625%	8/1/28	36,135	35,954

Total Sovereign Bonds (Cost $1,720,335)					1,688,390

Taxable Municipal Bonds (3.0%)
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	27,625	37,689
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	28,955	42,417
	California GO	5.700%	11/1/21	15,655	16,863
	California GO	7.500%	4/1/34	5,845	8,082
	California GO	7.550%	4/1/39	32,345	47,210
	California GO	7.300%	10/1/39	4,460	6,227
	California GO	7.350%	11/1/39	61,000	85,668
	California GO	7.625%	3/1/40	1,035	1,507
	California GO	7.600%	11/1/40	42,545	63,232
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,366
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	15,162
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	17,201
	Chicago IL Transit Authority Sales Tax Receipts
	Revenue	6.200%	12/1/40	1,790	2,167
	Chicago IL Transit Authority Sales Tax Receipts
	Revenue	6.899%	12/1/40	24,650	31,333
	Chicago IL Transit Authority Transfer Tax Receipts
	Revenue	6.899%	12/1/40	59,990	76,254
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	29,015
	District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	7,461
	Duke University North Carolina Revenue	5.850%	4/1/37	62,165	77,434
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	52,038	61,383
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	6,950	8,226
	Houston TX GO	6.290%	3/1/32	16,050	18,457
	Illinois GO	5.100%	6/1/33	45,890	44,043
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	20,305
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	44,540	47,844
	Los Angeles CA Community College District GO	6.750%	8/1/49	12,915	18,667
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	28,590	39,316
	Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	35,485
	Louisville & Jefferson County KY Metropolitan Sewer
	District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	14,337
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	12,005	14,915
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	15,000	17,896
	Municipal Electric Authority of Georgia	4.430%	1/1/22	7,795	7,969
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	41,457
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,756
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	1,805	1,876
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	12,820	16,263
	New York Metropolitan Transportation Authority
	Revenue	6.814%	11/15/40	5,600	7,384

17

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,465
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	21,067
	New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	34,429
	New York State Urban Development Corp. Revenue	2.100%	3/15/22	113,235	110,951
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	44,680
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	14,510	17,537
14	Oregon School Boards Association GO	4.759%	6/30/28	15,000	15,838
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	10,880
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	6,741
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	60,104
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	10,910	11,908
	Princeton University New Jersey GO	5.700%	3/1/39	13,020	16,067
	Regents of the University of California Revenue	3.063%	7/1/25	49,360	47,904
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	7,848
	Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	13,809
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	20,485	26,826
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	18,160	23,807
	University of California Revenue	4.601%	5/15/31	19,390	20,560
	University of California Revenue	5.770%	5/15/43	23,675	28,684
	University of California Revenue	4.765%	5/15/44	4,740	4,982
	University of California Revenue	3.931%	5/15/45	18,275	17,669
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	28,325	27,977
15	Wisconsin GO	5.700%	5/1/26	9,000	9,859

Total Taxable Municipal Bonds (Cost $1,428,933)					1,572,459

	Shares

Common Stocks (37.5%)
Consumer Discretionary (1.7%)
Comcast Corp. Class A	11,662,133	412,956
McDonald's Corp.	1,321,658	221,100
Home Depot Inc.	949,496	196,688
Cie Generale des Etablissements Michelin SCA	751,408	89,686
		920,430
Consumer Staples (4.7%)
Philip Morris International Inc.	6,187,171	504,502
Unilever NV	7,149,302	397,144
Coca-Cola Co.	7,410,851	342,307
Procter & Gamble Co.	2,963,537	246,655
PepsiCo Inc.	2,034,338	227,439
Kraft Heinz Co.	3,373,133	185,893
Nestle SA	1,902,819	158,384
British American Tobacco plc	3,301,264	153,908
Mondelez International Inc. Class A	3,257,838	139,957
Sysco Corp.	1,547,976	113,389
		2,469,578
Energy (4.9%)
Suncor Energy Inc.	13,052,243	504,991
Chevron Corp.	4,082,926	499,260
Exxon Mobil Corp.	5,260,011	447,206
^ TransCanada Corp.	6,107,253	247,099
Canadian Natural Resources Ltd.	6,599,591	215,543
Kinder Morgan Inc.	11,546,950	204,727
Occidental Petroleum Corp.	2,361,462	194,041
Schlumberger Ltd.	3,088,291	188,139

18

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

		Market
		Value
	Shares	($000)
Phillips 66	1,033,117	116,453
		2,617,459
Financials (5.5%)
JPMorgan Chase & Co.	8,118,222	916,060
Wells Fargo & Co.	7,544,642	396,546
MetLife Inc.	7,804,253	364,615
Travelers Cos. Inc.	1,612,418	209,147
Chubb Ltd.	1,366,928	182,676
BB&T Corp.	3,724,499	180,787
M&T Bank Corp.	1,036,806	170,596
American International Group Inc.	3,096,803	164,874
PNC Financial Services Group Inc.	1,110,760	151,275
Bank of Nova Scotia	1,441,931	85,982
BlackRock Inc.	177,792	83,799
		2,906,357
Health Care (6.8%)
Johnson & Johnson	5,109,959	706,043
Pfizer Inc.	15,222,727	670,866
Eli Lilly & Co.	4,509,809	483,948
Merck & Co. Inc.	5,377,406	381,473
Medtronic plc	3,835,616	377,310
Bristol-Myers Squibb Co.	4,427,504	274,859
Novartis AG	3,189,761	274,570
Koninklijke Philips NV	4,719,831	215,139
Roche Holding AG	886,810	214,444
		3,598,652
Industrials (3.1%)
Union Pacific Corp.	2,008,628	327,065
Eaton Corp. plc	3,649,221	316,497
Lockheed Martin Corp.	896,270	310,074
Caterpillar Inc.	1,855,166	282,894
3M Co.	1,050,759	221,405
BAE Systems plc	23,467,082	192,431
		1,650,366
Information Technology (3.6%)
Cisco Systems Inc.	13,805,946	671,659
Intel Corp.	9,067,452	428,800
Analog Devices Inc.	3,951,328	365,340
QUALCOMM Inc.	3,245,326	233,761
Maxim Integrated Products Inc.	3,037,349	171,276
Broadcom Inc.	168,304	41,526
KLA-Tencor Corp.	194,734	19,806
		1,932,168
Materials (1.7%)
DowDuPont Inc.	6,932,472	445,827
^ Nutrien Ltd.	3,531,160	203,748
International Paper Co.	3,559,729	174,961
LyondellBasell Industries NV Class A	776,840	79,634
		904,170
Real Estate (0.5%)
Crown Castle International Corp.	2,490,418	277,258

Telecommunication Services (1.6%)
Verizon Communications Inc.	12,535,730	669,282
BCE Inc.	4,187,256	169,643
		838,925
Utilities (3.4%)
Dominion Energy Inc.	4,316,311	303,350
NextEra Energy Inc.	1,498,423	251,136
Eversource Energy	4,053,157	249,026
Duke Energy Corp.	2,787,844	223,083
Sempra Energy	1,847,207	210,120
American Electric Power Co. Inc.	2,939,942	208,383

19

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

			Market
			Value
		Shares	($000)
Xcel Energy Inc.		3,314,893	156,496
Exelon Corp.		3,089,112	134,871
Edison International		1,131,711	76,594

			1,813,059

Total Common Stocks (Cost $14,461,074)			19,928,422

	Coupon
Temporary Cash Investments (2.9%)
Money Market Fund (0.3%)
16,17 Vanguard Market Liquidity Fund	2.209%	1,813,594	181,360

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements (1.6%)
Bank of America Securities, LLC (Dated 9/28/18,
Repurchase Value $16,403,000, collateralized by
Federal Farm Credit Bank, 2.480%, 10/19/29, with a
value of $16,728,000)	2.270%	10/1/18	16,400	16,400
Deutsche Bank Securities, Inc. (Dated 9/28/18,
Repurchase Value $10,302,000, collateralized by
Federal Farm Credit Bank, 2.035%, 7/9/20, with a
value of $10,506,000)	2.250%	10/1/18	10,300	10,300
HSBC Bank USA (Dated 9/28/18, Repurchase Value
$85,516,000, collateralized by U.S. Treasury Bill
0.000%, 11/1/18-11/8/18, and U.S. Treasury
Note/Bond, 2.125%, 5/15/25, with a value of
$87,210,000)	2.230%	10/1/18	85,500	85,500
HSBC Bank USA (Dated 9/28/18, Repurchase Value
$20,504,000, collateralized by Federal Home Loan
Mortgage Corp., 3.000%-6.000%, 1/1/23-9/1/48, and
Federal National Mortgage Assn., 5.000%-5.500%,
3/1/33-3/1/41, with a value of $20,910,000)	2.240%	10/1/18	20,500	20,500
JP Morgan Securities LLC (Dated 9/28/18, Repurchase
Value $165,131,000, collateralized by U.S. Treasury
Note/Bond, 1.625%, 5/15/26, with a value of
$168,402,000)	2.220%	10/1/18	165,100	165,100
Natixis (Dated 9/28/18, Repurchase Value
$175,033,000, collateralized by U.S. Treasury
Note/Bond, 1.500%-3.375%, 7/31/20-4/15/32, with a
value of $178,500,000)	2.230%	10/1/18	175,000	175,000
Nomura International plc (Dated 9/28/18, Repurchase
Value $70,013,000, collateralized by U.S. Treasury
Note/Bond, 1.625%-3.125%, 5/31/25-11/15/41, with a
value of $71,400,000)	2.250%	10/1/18	70,000	70,000
RBC Capital Markets LLC (Dated 9/28/18, Repurchase
Value $17,103,000, collateralized by Federal Home
Loan Mortgage Corp., 4.000%, 9/1/48, and Federal
National Mortgage Assn., 2.360%-3.040%, 12/1/22-
11/1/26, with a value of $17,443,000)	2.230%	10/1/18	17,100	17,100
RBS Securities, Inc. (Dated 9/28/18, Repurchase Value
272,351,000, collateralized by U.S. Treasury
Note/Bond 3.375%, 11/15/19, with a value of
$277,746,000)	2.240%	10/1/18	272,300	272,300
				832,200

20

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.0%)
United States Treasury Bill	1.972%	10/25/18	198,100	197,824
United States Treasury Bill	2.545%	9/12/19	353,000	344,553
				542,377
Total Temporary Cash Investments (Cost $1,555,973)				1,555,937
Total Investments (100.5%) (Cost $48,208,549)				53,409,648
Other Assets and Liabilities—Net (-0.5%)				(255,666)
Net Assets (100%)				53,153,982

§ Security value determined using significant unobservable inputs.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $172,277,000.

1 Securities with a value of $808,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.

2 Securities with a value of $1,372,000 have been segregated as initial margin for open futures contracts.

3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2018.

7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate value of these securities was $5,980,511,000, representing 11.3% of net assets.

8 Adjustable-rate security based upon 3-month USD LIBOR plus spread.

9 Adjustable-rate security based upon 1-month USD LIBOR plus spread.

10 Adjustable-rate security.

11 Face amount denominated in Canadian dollars.

12 Face amount denominated in Japanese yen.

13 Guaranteed by the Government of Japan.

14 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).

15 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).

16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

17 Includes $181,351,000 of collateral received for securities on loan. GO—General Obligation Bond.

REMICs—Real Estate Mortgage Investment Conduits.

21

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA270 112018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Wellesley Income Fund (the "Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND
BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: November 16, 2018
VANGUARD WELLESLEY INCOME FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 16, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number
33-32216, Incorporated by Reference.